N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2019

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Williston Basin/Mid-North America Stock Fund

Annual Report | July 31, 2019

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 151 N. Franklin Street, Suite 575 Chicago, IL 60606

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the year ended July 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

The third quarter of 2018 saw the S&P 500 Index (“S&P”) return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate. All eleven sectors had positive returns in the third quarter of 2018. Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

The S&P had a negative return of -13.52% for the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The hawkish tone of the Fed was cited as the likely reason why the market pulled back. After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility. Energy was by far the worst performer with a return of -23.78%. Oil prices dropped dramatically over the quarter as fears of oversupply spread.

During the first quarter of 2019, the S&P returned 13.65%, which marked the highest quarterly return since 2009. The quarterly performance, a stark contrast to the previous quarter, was mostly attributed to the Fed turning dovish in their January meeting. They noted that patience would be applied to both increases in the federal funds rate and balance sheet normalization. The Fed said they would adjust policy as necessary to maintain employment and target inflation. Volatility steadily declined during the quarter. The VIX dropped from the mid-20s to the low teens as the market steadily climbed. The companies comprising the S&P reported fourth quarter earnings that grew approximately 16.9% on revenue growth of 5.1%, year-over-year. Although strong, these rates of growth were lower than all quarters in 2018. The Fed voted to maintain the target range for the federal funds rate at its January and March meetings. The Fed noted that it continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the 2% objective as the most likely outcomes looking forward. Although, in light of global economic and financial developments and muted inflation pressures, the Fed said it would be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support those outcomes. After a disappointing fourth quarter where only one sector ended positive, the first quarter of 2019 ended with all eleven sectors showing a positive return. The Technology sector led the market with a return of 19.86% as investors felt more confident investing in growth names. Healthcare was the worst performer with a return of 6.62% as an above-average number of healthcare companies had issued negative earnings guidance.

The S&P returned 4.30% over the second quarter of 2019. The market experienced some volatility in returns over the quarter as uncertainty around the effects of tariffs weighed on investors. Volatility remained low early in the period but spiked higher in May, coinciding with a decline in the S&P. The U.S. Bureau of Labor Statistics reported that the unemployment rate declined from 3.8% to 3.6% in April, another low not seen since 1969. The Fed voted to maintain the target range for the federal funds rate at its May and June meetings. They noted that they continued to view sustained expansion of economic activity as the most likely outcome, but uncertainties about this outlook have increased. Expectations were lowered for the 2020 and 2021 median federal funds rates to 2.1% and 2.4%, respectively. Previous expectations were 2.6% and 2.6%. Similar to the first quarter, the second quarter of 2019 ended with all eleven sectors showing a positive return. Also similar to the first quarter, Technology led the market again with a return of 21.40% as investors continued to add to the sector. The Utilities sector was the worst performer with a return of 3.29% as investors appeared to prefer sectors offering higher growth potential.

The S&P returned 1.44% in July of 2019. Minutes from the Fed’s July meeting showed policy makers believed that “it was important to maintain optionality in setting policy.” The Fed voted 8-2 to lower the target range for the federal funds rate by 0.25%, marking its first such rate reduction in more than a decade. Most Fed members who supported the rate cut agreed with Fed Chairman Jerome Powell’s assessment that it was a mid-cycle adjustment and thus not the start of an aggressive monetary easing campaign.

The Fund’s total returns for Class A, C, and I shares were 8.67%*, 7.84%*, and 8.94%*, respectively, for the year ended July 31, 2019 while the S&P gained 7.99%. The Fund is in the Morningstar Large Value category which returned 6.60% over the same time period. The Fund outperformed the S&P, primarily driven by stock selection in Energy, an overweight allocation to Utilities, and stock selection in Consumer Discretionary. Detracting from relative performance was an overweight allocation to Energy and an underweight allocation to Technology.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation. If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.51%, 2.26%, and 1.26% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	8.67%	7.40%	9.00%	N/A	10.54%
Class A With sales charge (5.00%)	3.24%	5.58%	7.89%	N/A	9.76%
Class C Without CDSC	7.84%	6.60%	N/A	N/A	8.87%
Class C With CDSC (1.00%)	6.86%	6.60%	N/A	N/A	8.87%
Class I Without sales charge	8.94%	N/A	N/A	N/A	7.85%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.51%, 2.26%, and 1.26% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the year ended July 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

Oil Commentary

Over the third quarter of 2018, oil prices modestly increased as the November deadline for sanctions on Iran began to impact Iranian oil exports. Additionally, OPEC had an unofficial meeting where the cartel decided not to increase production, despite President Trump’s demands. Over the third quarter, every major shale oil basin saw production increase by 5% or more as completion activity accelerated. While production from the Permian Basin increased in line with other basins over the third quarter, the rate of change began to slow as production edged closer to takeaway capacity. The increase in shale production over the third quarter put the oil market into a more balanced scenario.

Over the fourth quarter of 2018, oil prices collapsed as oil production from Saudi Arabia, Russia, and the United States rose rapidly. In September, the crude market was undersupplied and prices were on the rise. U.S. sanctions on Iran were beginning to effect supply as Iranian crude oil exports began to fall. However, Saudi Arabia and Russia began to increase production to offset lost barrels from Iran. Additionally, U.S. shale production surged in the fourth quarter. The result was an estimated one and a half million barrels of oil per day being added to global supply from September to December. This swung the market from being undersupplied to being heavily oversupplied. WTI crude prices fell from $73/barrel to $45/barrel over the fourth quarter. Energy equities followed crude oil down over the quarter, with many energy sub-industries trading down over 30%. The U.S. hit a major milestone in November, becoming the world’s top crude oil producer. Shale oil production rose every month in 2018 and finished the year above eight million barrels per day. While excess supply put downward pressure on crude prices, capital discipline amongst producers has reduced shale production growth expectations for 2019. Investor demands for capital discipline have lead to reduced capital expenditures at the producer level. 2019 will also bring lower production from OPEC+, as the cartel agreed in December to cut oil production beginning in January.

Over the first quarter of 2019, the disconnect between energy equities and crude oil continued to expand. The energy sector traded well below its historical average multiples and the sector continued to represent near a record low as a percentage of the S&P 500 Index (“S&P”). The energy sector’s strong performance over the first quarter was driven by global supply constraints, OPEC policy, capital discipline, and resilient global oil demand. On a fundamental basis, energy equities had strong free cash flows and greatly improved balance sheets.

Over the second quarter of 2019, crude oil and energy equities traded lower due to an unseasonal build in crude inventories and 2020 demand concerns. Energy equities underperformed crude oil over the second quarter, adding to the performance disconnect witnessed over the trailing five years. While the strength of the consumer was strong, trade concerns were the primary driver for the heightened demand concerns as the world’s two largest economies attempted to settle trade disputes. Through most of the second quarter, domestic crude inventories built, however reversed to heavy draws towards to end of June. We expect domestic inventories to draw heavily in the second half of 2019. Three large scale pipelines in the Permian Basin are nearing completion (Gray Oak, Cactus II, and EPIC) and line-fill for those pipelines will commence in the coming months. This will have a temporary impact on crude oil available to refiners and will move barrels from being classified as available to in-transit. On the shale activity front, operator capital discipline is beginning to weigh on oilfield service companies as the rig count fell over the second quarter and completion cadence was relatively stagnant. To adapt to the changing environment, companies across the entire energy value chain will continue to consolidate to build on efficiencies and scale.

Moving to the Middle East, OPEC had a successful meeting in June and extended their production cuts for nine months. The market was expecting a six month extension. OPEC also changed its verbiage of the purpose for the production cut to managing inventories versus managing price. Tensions rose between Saudi Arabia and Iran, as well as the United States and Iran. Iranian aggression, if escalated, will likely bring back a risk premium for crude oil as the potential for a supply disruption would become more likely. Iranian sanctions are having a real impact on crude flows from Iran, witnessed by the significant decline in crude oil exports. We remain constructive on crude oil and energy equities for the second half of 2019 and believe larger capitalized companies with strong balance sheets and free cash flow generation will outperform for the remainder of 2019.

Market Commentary

The third quarter of 2018 saw the S&P return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate. All eleven sectors had positive returns in the third quarter of 2018. Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

The S&P had a negative return of -13.52% for the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The hawkish tone of the Fed was cited as the likely reason why the market pulled back. After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility.

During the first quarter of 2019, the S&P returned 13.65%, which marked the highest quarterly return since 2009. The quarterly performance, a stark contrast to the previous quarter, was mostly attributed to the Fed turning dovish in their January meeting. They noted that patience would be applied to both increases in the federal funds rate and balance sheet normalization. The Fed said they would adjust policy as necessary to maintain employment and target inflation. Volatility steadily declined during the quarter. The VIX dropped from the mid-20s to the low teens as the market steadily climbed. The companies comprising the S&P reported fourth quarter earnings that grew approximately 16.9% on revenue growth of 5.1%, year-over-year. Although strong, these rates of growth were lower than all quarters in 2018. The Fed voted to maintain the target range for the federal funds rate at its January and March meetings. The Fed noted that it continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the 2% objective as the most likely outcomes looking forward. Although, in light of global economic and financial developments and muted inflation pressures, the Fed said it would be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support those outcomes. After a disappointing fourth quarter where only one sector ended positive, the first quarter of 2019 ended with all eleven sectors showing a positive return. The Technology sector led the market with a return of 19.86% as investors felt more confident investing in growth names. Healthcare was the worst performer with a return of 6.62% as an above-average number of healthcare companies had issued negative earnings guidance.

The S&P returned 4.30% over the second quarter of 2019. The market experienced some volatility in returns over the quarter as uncertainty around the effects of tariffs weighed on investors. Volatility remained low early in the period but spiked higher in May, coinciding with a decline in the S&P. The U.S. Bureau of Labor Statistics reported that the unemployment rate declined from 3.8% to 3.6% in April, another low not seen since 1969. The Fed voted to maintain the target range for the federal funds rate at its May and June meetings. They noted that they continued to view sustained expansion of economic activity as the most likely outcome, but uncertainties about this outlook have increased. Expectations were lowered for the 2020 and 2021 median federal funds rates to 2.1% and 2.4%, respectively. Previous expectations were 2.6% and 2.6%. Similar to the first quarter, the second quarter of 2019 ended with all eleven sectors showing a positive return. Also similar to the first quarter, Technology led the market again with a return of 21.40% as investors continued to add to the sector. The Utilities sector was the worst performer with a return of 3.29% as investors appeared to prefer sectors offering higher growth potential.

The S&P returned 1.44% in July of 2019. Minutes from the Fed’s July meeting showed policy makers believed that “it was important to maintain optionality in setting policy.” The Fed voted 8-2 to lower the target range for the federal funds rate by 0.25%, marking its first such rate reduction in more than a decade. Most Fed members who supported the rate cut agreed with Fed Chairman Jerome Powell’s assessment that it was a mid-cycle adjustment and thus not the start of an aggressive monetary easing campaign.

The Fund’s total returns for Class A, C, and I shares were -7.18%*, -7.94%*, and -7.02%*, respectively, for the year ended July 31, 2019 compared to returns of -20.01% and 5.06% for the S&P Composite 1500 Energy Index and the S&P Composite 1500 Index, respectively. Aiding relative performance was an overweight allocation to Midstream, an underweight allocation to Exploration & Production, and an overweight allocation to Utilities. Detracting from relative performance was stock selection in Integrateds and Midstream.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.75%, 3.51%, and 2.46% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.67%, 1.42%, and 0.42% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-7.18%	10.36%	N/A	N/A	10.37%
Class A With sales charge (5.00%)	-11.80%	8.48%	N/A	N/A	8.63%
Class C Without CDSC	-7.94%	9.51%	N/A	N/A	9.52%
Class C With CDSC (1.00%)	-8.77%	9.51%	N/A	N/A	9.52%
Class I Without sales charge	-7.02%	N/A	N/A	N/A	11.45%
* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.75%, 3.51%, and 2.46% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.67%, 1.42%, and 0.42% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the year ended July 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

The third quarter of 2018 saw the S&P 500 Index (“S&P”) return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate. All eleven sectors had positive returns in the third quarter of 2018. Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

The S&P had a negative return of -13.52% for the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The hawkish tone of the Fed was cited as the likely reason why the market pulled back. After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility. Energy was by far the worst performer with a return of -23.78%. Oil prices dropped dramatically over the quarter as fears of oversupply spread.

During the first quarter of 2019, the S&P returned 13.65%, which marked the highest quarterly return since 2009. The quarterly performance, a stark contrast to the previous quarter, was mostly attributed to the Fed turning dovish in their January meeting. They noted that patience would be applied to both increases in the federal funds rate and balance sheet normalization. The Fed said they would adjust policy as necessary to maintain employment and target inflation. Volatility steadily declined during the quarter. The VIX dropped from the mid-20s to the low teens as the market steadily climbed. The companies comprising the S&P reported fourth quarter earnings that grew approximately 16.9% on revenue growth of 5.1%, year-over-year. Although strong, these rates of growth were lower than all quarters in 2018. The Fed voted to maintain the target range for the federal funds rate at its January and March meetings. The Fed noted that it continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the 2% objective as the most likely outcomes looking forward. Although, in light of global economic and financial developments and muted inflation pressures, the Fed said it would be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support those outcomes. After a disappointing fourth quarter where only one sector ended positive, the first quarter of 2019 ended with all eleven sectors showing a positive return. The Technology sector led the market with a return of 19.86% as investors felt more confident investing in growth names. Healthcare was the worst performer with a return of 6.62% as an above-average number of healthcare companies had issued negative earnings guidance.

The S&P returned 4.30% over the second quarter of 2019. The market experienced some volatility in returns over the quarter as uncertainty around the effects of tariffs weighed on investors. Volatility remained low early in the period but spiked higher in May, coinciding with a decline in the S&P. The U.S. Bureau of Labor Statistics reported that the unemployment rate declined from 3.8% to 3.6% in April, another low not seen since 1969. The Fed voted to maintain the target range for the federal funds rate at its May and June meetings. They noted that they continued to view sustained expansion of economic activity as the most likely outcome, but uncertainties about this outlook have increased. Expectations were lowered for the 2020 and 2021 median federal funds rates to 2.1% and 2.4%, respectively. Previous expectations were 2.6% and 2.6%. Similar to the first quarter, the second quarter of 2019 ended with all eleven sectors showing a positive return. Also similar to the first quarter, Technology led the market again with a return of 21.40% as investors continued to add to the sector. The Utilities sector was the worst performer with a return of 3.29% as investors appeared to prefer sectors offering higher growth potential.

The S&P returned 1.44% in July of 2019. Minutes from the Fed’s July meeting showed policy makers believed that “it was important to maintain optionality in setting policy.” The Fed voted 8-2 to lower the target range for the federal funds rate by 0.25%, marking its first such rate reduction in more than a decade. Most Fed members who supported the rate cut agreed with Fed Chairman Jerome Powell’s assessment that it was a mid-cycle adjustment and thus not the start of an aggressive monetary easing campaign.

The Fund’s total returns for Class A, C, and I shares were 12.21%*, 11.74%*, and 12.51%*, respectively, for the year ended July 31, 2019 while the S&P gained 7.99%. The Fund is in the Morningstar Large Blend category which returned 6.50% over the same time period. The Fund outperformed the S&P, primarily driven by stock selection in Consumer Discretionary, an underweight allocation to Energy, and stock selection in Healthcare. Detracting from relative performance was an underweight allocation to Real Estate and stock selection in Utilities.

The Fund is managed using a blended growth and income investment strategy. The Portfolio Management Team (“Team”) seeks to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. The Team also tries to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.68%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.68%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	12.21%	13.09%	8.63%	11.84%	8.87%
Class A With sales charge (5.00%)	6.61%	11.17%	7.52%	11.27%	8.64%
Class C Without CDSC	11.74%	12.43%	N/A	N/A	8.91%
Class C With CDSC (1.00%)	10.74%	12.43%	N/A	N/A	8.91%
Class I Without sales charge	12.51%	N/A	N/A	N/A	13.47%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93%, 1.68%, and 1.68% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 1.68%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the year ended July 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

The high-yield bond market posted healthy gains over the year ended July 31, 2019, even as volatility re-entered the market on multiple occasions. The fourth quarter sell-off, driven by the energy sector and exacerbated by the Federal Reserve’s (Fed’s) final rate hike, contributed to a negative return for the asset class in 2018. However, risk assets came roaring back in the first quarter, thanks to the Fed’s dovish pivot and better-than-expected fourth quarter earnings. This momentum carried through April, until trade concerns between the U.S. and China emerged again as the newest fear to spark an ever-pending recession. Volatility returned to lower levels during the summer months, and the Fed cut interest rates in July for the first time since September 2008. The 10-year U.S. Treasury note’s yield has fallen over 120 basis points (bps) since it peaked in the fourth quarter as investors have fled to the safe haven amid long-term economic concerns. The high-yield market increased 6.93% for the year ended July 31, 2019 (as measured by the ICE BofAML US High Yield Constrained Index, HUC0), despite spreads widening 50 bps to 407 bps, while yields decreased 34 bps to 6.02% due to the U.S. Treasury rally. Higher quality drastically outperformed lower quality, with BB-rated bonds returning 9.33%; single Bs, 6.33%; and CCCs, -1.41%. The banking, media and utility sectors led the contributors to performance while the energy sector was the only detractor.

Technicals remain strong as continued uncertainty about the health of the global economy and low to negative yields outside the U.S. are driving the demand for U.S. bond funds. However, for the year ended July 31, 2019, high yield saw an outflow of $6.7 billion due to large outflows during the fourth quarter. New issuance finished 2018 at muted levels, with only $187.4 billion pricing (down 43% year over year) but 2019 has been better, with $165.9 billion pricing through July, a 24% increase over the first seven months of 2018. Excluding refinancings (66% of total volume year to date), net volume of $56.8 billion is up 21% over the same period last year. Default activity has slightly increased as July had the greatest default volume since February 2018 with five defaults totaling $10.3 billion. The trailing 12-month par-weighted default rate is now 2.12%, though well below the long-term average of approximately 3.5%.

With a 6.93% return for the year ended July 31, 2019 (HUC0), high yield trailed high-grade credit (C0A0), 10.46%; emerging markets (EMCB), 9.35%; U.S. Aggregate (D0A0), 8.31%; and five-year Treasuries (GA05), 7.46%.

Portfolio Performance and Positioning

For the year ended July 31, 2019, the Integrity High Income Fund returned 6.74%* (A Class Shares, net of fees), 5.81%* (C Class Shares, net of fees) and 6.87%* (I Class Shares, net of fees) compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned 6.92%, and the Morningstar High Yield category’s period return of 5.71%. The Fund’s A Class Shares underperformed the benchmark for the period due to underweights to banking and finance companies in addition to security selection in the technology sector. The largest detractors resulted from relative weightings in EP Energy, Halcon Resources, Envision Healthcare, High Ridge Brands and Windstream Holdings. Alternatively, contributions from an underweight to oil field services in addition to security selection in the wireless and cable satellite sectors enhanced performance for the period. Specifically, weightings in Softbank Group (Sprint), Weatherford International, DISH Network, PetSmart and Bausch Health Companies aided performance results.

Compared to the benchmark as of July 31, 2019, the Fund was overweight in consumer products, wireless and automotive due to our view of the relative value opportunities within those sectors. The Fund remained underweight in finance companies, metals and mining and home construction because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark as of July 31, 2019, the Fund’s yield, spread and duration were all lower.

Market Outlook

While global growth has decelerated, it remains supportive of credit fundamentals. Corporate earnings and cash flows continue to be solid despite moderating from peak levels. Corporate balance sheets remain sound as improved cash flow and modest spending plans keep leverage moderate. Defaults are likely to stay within the 1-2% range until economic activity weakens. We also expect an increase in merger-and-acquisition activity, which should be a net positive for high-yield issuers. Technicals are supportive with low net issuance and fund inflows of $15.5 billion year to date. Although volatility has increased due to concerns surrounding escalating trade tensions and the longevity of the current profit cycle, we believe the credit cycle continues to have significant runway and the asset class represents value relative to current and expected defaults, as well as other financial assets. Our fundamental research, bottom-up security selection style should allow us to continue to capitalize on market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.74%, 2.49%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	6.74%	6.20%	4.65%	7.55%	5.39%
Class A With sales charge (4.25%)	2.21%	4.69%	3.76%	7.08%	5.09%
Class C Without CDSC	5.81%	5.41%	3.84%	6.75%	4.58%
Class C With CDSC (1.00%)	4.81%	5.41%	3.84%	6.75%	4.58%
Class I Without sales charge	6.87%	N/A	N/A	N/A	6.46%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.74%, 2.49%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund” or “Fund”) for the year ended July 31, 2019. The Fund’s portfolio and related financial statements are presented within for your review.

The third quarter of 2018 saw the S&P 500 Index (“S&P”) return 7.71%. Headlines continued to focus on the risks of trade wars as the U.S. implemented tariffs affecting multiple industries. However, the market shrugged off these concerns as it ticked higher over the quarter. The companies comprising the S&P reported second quarter earnings that grew approximately 25.0% on revenue growth of 9.5%, year-over-year. Of these companies, 80% beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate fell to 3.7% in September, its lowest level since 1969. As expected, the U.S. Federal Reserve (“Fed”) voted to increase the target range for the federal funds rate by 0.25% at its two-day September meeting of the Federal Open Market Committee. The Fed noted that the labor market had continued to strengthen and that economic activity had been rising at a strong rate. All eleven sectors had positive returns in the third quarter of 2018. Healthcare was the best performing sector returning 14.47% as Pharmaceuticals and Life Sciences Tools were some of the market’s best performing industries. The Materials sector was the worst performing sector with a return of 0.35%.

Over the third quarter of 2018, oil prices modestly increased as the November deadline for sanctions on Iran began to impact Iranian oil exports. Additionally, OPEC had an unofficial meeting where the cartel decided not to increase production, despite President Trump’s demands. Over the third quarter, every major shale oil basin saw production increase by 5% or more as completion activity accelerated. While production from the Permian Basin increased in line with other basins over the third quarter, the rate of change began to slow as production edged closer to takeaway capacity. The increase in shale production over the third quarter put the oil market into a more balanced scenario.

The S&P had a negative return of -13.52% for the fourth quarter of 2018 as volatility (as measured by the VIX volatility index) jumped higher at the beginning of October and remained at elevated levels throughout the quarter. The VIX spent most of the period between 20 and 30 as fears of trade tensions, slowing global growth, and rising yields caused fear among market participants. Once again, the Fed voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The hawkish tone of the Fed was cited as the likely reason why the market pulled back. After an impressive third quarter where all eleven sectors had positive returns, the fourth quarter disappointed with only one sector ending positively. The Utilities sector was the lone winner, albeit modestly, with a return of 1.36% as investors sought safety amid market volatility.

Over the fourth quarter of 2018, oil prices collapsed as oil production from Saudi Arabia, Russia, and the United States rose rapidly. In September, the crude market was undersupplied and prices were on the rise. U.S. sanctions on Iran were beginning to effect supply as Iranian crude oil exports began to fall. However, Saudi Arabia and Russia began to increase production to offset lost barrels from Iran. Additionally, U.S. shale production surged in the fourth quarter. The result was an estimated one and a half million barrels of oil per day being added to global supply from September to December. This swung the market from being undersupplied to being heavily oversupplied. WTI crude prices fell from $73/barrel to $45/barrel over the fourth quarter. Energy equities followed crude oil down over the quarter, with many energy sub-industries trading down over 30%. The U.S. hit a major milestone in November, becoming the world’s top crude oil producer. Shale oil production rose every month in 2018 and finished the year above eight million barrels per day. While excess supply put downward pressure on crude prices, capital discipline amongst producers has reduced shale production growth expectations for 2019. Investor demands for capital discipline have lead to reduced capital expenditures at the producer level. 2019 will also bring lower production from OPEC+, as the cartel agreed in December to cut oil production beginning in January.

During the first quarter of 2019, the S&P returned 13.65%, which marked the highest quarterly return since 2009. The quarterly performance, a stark contrast to the previous quarter, was mostly attributed to the Fed turning dovish in their January meeting. They noted that patience would be applied to both increases in the federal funds rate and balance sheet normalization. The Fed said they would adjust policy as necessary to maintain employment and target inflation. Volatility steadily declined during the quarter. The VIX dropped from the mid-20s to the low teens as the market steadily climbed. The companies comprising the S&P reported fourth quarter earnings that grew approximately 16.9% on revenue growth of 5.1%, year-over-year. Although strong, these rates of growth were lower than all quarters in 2018. The Fed voted to maintain the target range for the federal funds rate at its January and March meetings. The Fed noted that it continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the 2% objective as the most likely outcomes looking forward. Although, in light of global economic and financial developments and muted inflation pressures, the Fed said it would be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support those outcomes. After a disappointing fourth quarter where only one sector ended positive, the first quarter of 2019 ended with all eleven sectors showing a positive return. The Technology sector led the market with a return of 19.86% as investors felt more confident investing in growth names. Healthcare was the worst performer with a return of 6.62% as an above-average number of healthcare companies had issued negative earnings guidance.

Over the first quarter of 2019, the disconnect between energy equities and crude oil continued to expand. The energy sector traded well below its historical average multiples and the sector continued to represent near a record low as a percentage of the S&P 500 Index. The energy sector’s strong performance over the first quarter was driven by global supply constraints, OPEC policy, capital discipline, and resilient global oil demand. On a fundamental basis, energy equities had strong free cash flows and greatly improved balance sheets.

The S&P returned 4.30% over the second quarter of 2019. The market experienced some volatility in returns over the quarter as uncertainty around the effects of tariffs weighed on investors. Volatility remained low early in the period but spiked higher in May, coinciding with a decline in the S&P. The U.S. Bureau of Labor Statistics reported that the unemployment rate declined from 3.8% to 3.6% in April, another low not seen since 1969. The Fed voted to maintain the target range for the federal funds rate at its May and June meetings. They noted that they continued to view sustained expansion of economic activity as the most likely outcome, but uncertainties about this outlook have increased. Expectations were lowered for the 2020 and 2021 median federal funds rates to 2.1% and 2.4%, respectively. Previous expectations were 2.6% and 2.6%. Similar to the first quarter, the second quarter of 2019 ended with all eleven sectors showing a positive return. Also similar to the first quarter, Technology led the market again with a return of 21.40% as investors continued to add to the sector. The Utilities sector was the worst performer with a return of 3.29% as investors appeared to prefer sectors offering higher growth potential.

Over the second quarter of 2019, crude oil and energy equities traded lower due to an unseasonal build in crude inventories and 2020 demand concerns. Energy equities underperformed crude oil over the second quarter, adding to the performance disconnect witnessed over the trailing five years. While the strength of the consumer was strong, trade concerns were the primary driver for the heightened demand concerns as the world’s two largest economies attempted to settle trade disputes. Through most of the second quarter, domestic crude inventories built, however reversed to heavy draws towards to end of June. We expect domestic inventories to draw heavily in the second half of 2019. Three large scale pipelines in the Permian Basin are nearing completion (Gray Oak, Cactus II, and EPIC) and line-fill for those pipelines will commence in the coming months. This will have a temporary impact on crude oil available to refiners and will move barrels from being classified as available to in-transit. On the shale activity front, operator capital discipline is beginning to weigh on oilfield service companies as the rig count fell over the second quarter and completion cadence was relatively stagnant. To adapt to the changing environment, companies across the entire energy value chain will continue to consolidate to build on efficiencies and scale.

Moving to the Middle East, OPEC had a successful meeting in June and extended their production cuts for nine months. The market was expecting a six month extension. OPEC also changed its verbiage of the purpose for the production cut to managing inventories versus managing price. Tensions rose between Saudi Arabia and Iran, as well as the United States and Iran. Iranian aggression, if escalated, will likely bring back a risk premium for crude oil as the potential for a supply disruption would become more likely. Iranian sanctions are having a real impact on crude flows from Iran, witnessed by the significant decline in crude oil exports. We remain constructive on crude oil and energy equities for the 2H2019 and believe larger capitalized companies with strong balance sheets and free cash flow generation will outperform for the remainder to 2019.

The S&P returned 1.44% in July of 2019. Minutes from the Fed’s July meeting showed policy makers believed that “it was important to maintain optionality in setting policy.” The Fed voted 8-2 to lower the target range for the federal funds rate by 0.25%, marking its first such rate reduction in more than a decade. Most Fed members who supported the rate cut agreed with Fed Chairman Jerome Powell’s assessment that it was a mid-cycle adjustment and thus not the start of an aggressive monetary easing campaign.

The Fund’s total returns for Class A, C, and I shares were -23.11%*, -23.51%*, and -22.84%*, respectively, for the year ended July 31, 2019, compared to returns of -20.01% and 5.06% for the S&P Composite 1500 Energy Index and the S&P Composite 1500 Index, respectively. Aiding relative performance was an overweight allocation to Pipelines and Oilfield Service selection. Detracting from the Fund’s performance relative to the S&P Composite 1500 Energy Index was an overweight allocation to Oilfield Service and an underweight allocation to Integrated Oil companies.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.03%, and 1.03% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2019

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-23.11%	-4.18%	-10.20%	4.20%	4.84%
Class A With sales charge (5.00%)	-26.90%	-5.81%	-11.11%	3.66%	4.57%
Class C Without CDSC	-23.51%	-4.64%	-10.66%	N/A	-9.42%
Class C With CDSC (1.00%)	-24.27%	-4.64%	-10.66%	N/A	-9.42%
Class I Without sales charge	-22.84%	N/A	N/A	N/A	-2.60%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.53%, 2.03%, and 1.03% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS July 31, 2019

Consumer Staples	20.0%
Energy	13.3%
Utilities	11.0%
Health Care	10.5%
Communication Services	10.1%
Industrials	9.5%
Financials	9.2%
Information Technology	8.5%
Consumer Discretionary	4.1%
Materials	2.8%
Cash Equivalents and Other	1.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2019

		Fair
	Shares	Value
COMMON STOCKS (99.0%)

Communication Services (10.1%)
AT&T Inc	180,000	$6,129,000
BCE Inc	60,000	2,706,600
Verizon Communications Inc	89,000	4,919,030
		13,754,630
Consumer Discretionary (4.1%)
Cracker Barrel Old Country Store Inc	8,000	1,389,680
Genuine Parts Co	11,000	1,068,320
McDonald's Corp	4,000	842,880
Target Corp	26,000	2,246,400
		5,547,280
Consumer Staples (20.0%)
Altria Group Inc	106,000	4,989,420
Coca Cola Co/The	125,000	6,578,750
Kimberly Clark Corp	36,000	4,883,400
PepsiCo Inc	20,000	2,556,200
Philip Morris International Inc	47,000	3,929,670
Procter & Gamble Co/The	36,000	4,249,440
		27,186,880
Energy (13.3%)
BP PLC ADR	62,000	2,463,880
Royal Dutch Shell PLC ADR	42,000	2,665,740
Chevron Corp	11,000	1,354,210
Enbridge Inc	30,000	1,001,700
Exxon Mobil Corp	65,000	4,833,400
Kinder Morgan Inc/DE	95,000	1,958,900
Occidental Petroleum Corp	47,000	2,413,920
Sempra Energy	10,000	1,354,300
		18,046,050
Financials (9.2%)
BlackRock Inc	6,500	3,039,920
CME Group Inc	9,000	1,749,780
JPMorgan Chase & Co	20,000	2,320,000
Prudential Financial Inc	24,000	2,431,440
Wells Fargo & Co	62,000	3,001,420
		12,542,560
Health Care (10.5%)
AbbVie Inc	48,000	3,197,760
AMGEN INC	10,000	1,865,800
Bristol Myers Squibb Co	10,000	444,100
Cardinal Health Inc	33,000	1,509,090
Johnson & Johnson	34,000	4,427,480
Merck & Co Inc	20,000	1,659,800
Pfizer Inc	30,000	1,165,200
		14,269,230
Industrials (9.5%)
Illinois Tool Works Inc	19,000	2,930,370
Lockheed Martin Corp	13,700	4,961,729
3M Co	29,000	5,066,880
		12,958,979
Information Technology (8.5%)
Broadcom Inc	16,000	4,639,840
International Business Machines Corp	35,000	5,188,400
Texas Instruments Inc	14,000	1,750,140
		11,578,380
Materials (2.8%)
Dow Inc	52,000	2,518,880
Nucor Corp	24,000	1,305,120
		3,824,000
Utilities (11.0%)
CenterPoint Energy Inc	84,000	2,436,840
Dominion Resources Inc/VA	79,000	5,868,910
Duke Energy Corp	50,000	4,336,000
NextEra Energy Inc	11,500	2,382,455
		15,024,205

TOTAL COMMON STOCKS (COST: $129,134,463)		$134,732,194

OTHER ASSETS LESS LIABILITES (1.0%)		$1,300,688

NET ASSETS (100.0%)		$136,032,882

ADR - American Depositary Receipt
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS July 31, 2019

Energy	82.3%
Materials	9.5%
Industrials	4.2%
Cash Equivalents and Other	2.6%
Utilities	1.4%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2019

		Fair
	Shares	Value
COMMON STOCKS (97.4%)

Energy (82.3%)
BP PLC ADR	15,500	$615,970
Chevron Corp	1,600	196,976
Enbridge Inc	6,700	223,713
Exxon Mobil Corp	2,500	185,900
Gibson Energy Inc	15,500	268,590
Helmerich & Payne Inc	8,000	397,440
Kinder Morgan Inc/DE	11,000	226,820
Occidental Petroleum Corp	9,700	498,192
Pembina Pipeline Corp	3,700	134,273
Royal Dutch Shell PLC ADR	10,300	653,741
Schlumberger Ltd	6,000	239,820
TOTAL SA ADR	3,900	201,786
TransCanada Corp	4,500	220,320
Valero Energy Corp	2,000	170,500
Williams Cos Inc/The	19,500	480,480
		4,714,521
Industrials (4.2%)
Covanta Holding Corp	14,000	241,080
		241,080
Materials (9.5%)
Compass Minerals International Inc	1,900	106,115
Dow Inc	4,800	232,512
LyondellBasell Industries NV	2,500	209,225
		547,852
Utilities (1.4%)
Southern Co/The	1,400	78,680

TOTAL COMMON STOCKS (COST: $5,864,719)		$5,582,133

OTHER ASSETS LESS LIABILITIES (2.6%)		$147,262

NET ASSETS (100.0%)		$5,729,395

ADR - American Depositary Receipt PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2019

Information Technology	19.6%
Financials	14.2%
Health Care	14.0%
Industrials	13.1%
Consumer Discretionary	11.9%
Communication Services	9.4%
Consumer Staples	7.6%
Utilities	4.5%
Cash Equivalents and Other	3.7%
Materials	2.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2019

		Fair
	Shares	Value
COMMON STOCKS (96.3%)

Communication Services (9.4%)
AT&T Inc	40,000	$1,362,000
*Alphabet Inc	1,000	1,218,200
Walt Disney Co/The	4,000	572,040
Verizon Communications Inc	10,000	552,700
		3,704,940
Consumer Discretionary (11.9%)
Best Buy Co Inc	8,000	612,240
Home Depot Inc/The	3,500	747,915
Lowe's Cos Inc	7,200	730,080
Starbucks Corp	16,000	1,515,040
Target Corp	6,000	518,400
Yum! Brands Inc	5,000	562,600
		4,686,275
Consumer Staples (7.6%)
Campbell Soup Co	21,000	868,140
Kimberly Clark Corp	6,500	881,725
PepsiCo Inc	9,500	1,214,195
		2,964,060
Financials (14.2%)
Bank of America Corp	20,000	613,600
BlackRock Inc	2,800	1,309,504
JPMorgan Chase & Co	12,000	1,392,000
PNC Financial Services Group Inc/The	3,000	428,700
S&P Global Inc	3,000	734,850
US Bancorp	19,000	1,085,850
		5,564,504
Health Care (14.0%)
Becton Dickinson and Co	3,000	758,400
*Biogen Inc	2,000	475,640
*Celgene Corp	5,000	459,300
*Edwards Lifesciences Corp	3,000	638,550
Pfizer Inc	20,000	776,800
Thermo Fisher Scientific Inc	5,000	1,388,400
UnitedHealth Group Inc	4,000	996,040
		5,493,130
Industrials (13.1%)
Caterpillar Inc	4,500	592,515
Covanta Holding Corp	47,000	809,340
Deere & Co	3,800	629,470
FedEx Corp	3,500	596,855
3M Co	5,500	960,960
Waste Management Inc	7,000	819,000
Ingersoll Rand PLC	6,000	741,960
		5,150,100
Information Technology (19.6%)
*Advanced Micro Devices Inc	25,000	761,250
Apple Inc	5,000	1,065,200
HP Inc	28,000	589,120
Intel Corp	24,000	1,213,200
International Business Machines Corp	6,000	889,440
NVIDIA Corp	4,000	674,880
QUALCOMM Inc	17,000	1,243,720
Visa Inc	7,000	1,246,000
		7,682,810
Materials (2.0%)
Air Products & Chemicals Inc	3,500	798,945

Utilities (4.5%)
ALLETE Inc	9,500	826,025
Exelon Corp	21,000	946,260
		1,772,285

TOTAL COMMON STOCKS (COST: $26,972,697)		$37,817,049

OTHER ASSETS AND LIABILITES (3.7%)		$1,438,836

NET ASSETS (100.0%)		$39,255,885

* Non-income producing PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOMEFUND

PORTFOLIO MARKET SECTORS July 31, 2019

Consumer Discretionary	25.1%
Communication Services	12.7%
Cash Equivalents and Other	11.4%
Health Care	9.8%
Industrials	9.5%
Energy	9.2%
Information Technology	6.8%
Materials	7.3%
Financials	3.2%
Consumer Staples	2.8%
Real Estate	1.6%
Utilities	0.6%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS (86.3%)

Communication Services (12.7%)
*AMC Entertainment Inc 5.750% 06/15/2025	$35,000	$33,064
AMC Networks Inc 5.000% 04/01/2024	55,000	56,427
CenturyLink Inc 5.625% 04/01/2025	25,000	25,325
CenturyLink Inc 5.800% 03/15/2022	40,000	41,600
CenturyLink Inc 6.750% 12/01/2023	100,000	107,915
CenturyLink Inc 7.500% 04/01/2024	15,000	16,420
Cincinnati Bell Inc - 144A 7.000% 07/15/2024	35,000	29,925
Cincinnati Bell Inc - 144A 8.000% 10/15/2025	10,000	8,325
CSC Holdings LLC - 144A 10.875% 10/15/2025	184,000	209,589
Diamond Sports Group LLC / Diamond Sports Finance Co - 144A 5.375% 08/15/2026	35,000	35,569
DISH Network Corp 3.375% 08/15/2026	50,000	45,817
Entercom Media Corp - 144A 6.500% 05/01/2027	25,000	26,438
EP Energy LLC / Everest Acquisition Finance Inc - 144A 9.375% 05/01/2024	115,000	24,150
Frontier Communications Corp - 144A 8.000% 04/01/2027	55,000	57,475
Frontier Communications Corp - 144A 8.500% 04/01/2026	45,000	43,974
Frontier Communications Corp 11.000% 09/15/2025	150,000	87,188
Frontier Communications Corp 6.875% 01/15/2025	65,000	35,913
Gray Escrow Inc - 144A 7.000% 05/15/2027	51,000	55,781
iHeartCommunications Inc 6.375% 05/01/2026	10,752	11,421
iHeartCommunications Inc 8.375% 05/01/2027	19,489	20,512
+^(3)iHeartCommunications Inc 6.375% 05/01/2026	135,000	0
+^(3)iHeartCommunications Inc 8.375% 05/01/2027	45,000	0
Intelsat Jackson Holdings SA - 144A 8.000% 02/15/2024	70,000	72,720
Intelsat Jackson Holdings SA - 144A 8.500% 10/15/2024	150,000	149,640
Intelsat Jackson Holdings SA - 144A 9.750% 07/15/2025	90,000	93,038
Intelsat Jackson Holdings SA 5.500% 08/01/2023	115,000	105,944
Lamar Media Corp 5.750% 02/01/2026	145,000	152,932
Level 3 Communications Inc 5.750% 12/01/2022	125,000	125,937
Level 3 Financing Inc 5.375% 01/15/2024	35,000	35,477
Level 3 Financing Inc 5.375% 05/01/2025	55,000	56,787
Live Nation Entertainment Inc - 144A 4.875% 11/01/2024	100,000	103,000
Meredith Corp 6.875% 02/01/2026	65,000	68,900
Midcontinent Communications / Midcontinent Finance Corp - 144A 5.375% 08/15/2027	30,000	30,750
Netflix Inc - 144A 5.375% 11/15/2029	35,000	36,838
Netflix Inc 4.875% 04/15/2028	65,000	67,153
Netflix Inc 5.875% 11/15/2028	56,000	61,460
Nexstar Escrow Inc - 144A 5.625% 07/15/2027	40,000	41,550
SBA Communications Corp 4.875% 09/01/2024	70,000	72,003
Scripps Escrow Inc - 144A 5.875% 07/15/2027	20,000	20,204
SFR Group SA - 144A 7.375% 05/01/2026	200,000	213,125
Sirius XM Radio Inc - 144A 4.625% 07/15/2024	50,000	51,465
Sirius XM Radio Inc - 144A 5.500% 07/01/2029	5,000	5,231
*Sprint Capital Corp 8.750% 03/15/2032	470,000	583,387
Sprint Corp 7.125% 06/15/2024	30,000	32,850
Sprint Corp 7.625% 02/15/2025	315,000	348,872
Sprint Corp 7.625% 03/01/2026	110,000	122,928
Sprint Corp 7.875% 09/15/2023	230,000	256,450
T Mobile USA Inc 4.500% 02/01/2026	30,000	30,562
T Mobile USA Inc 4.750% 02/01/2028	100,000	102,750
T Mobile USA Inc 6.375% 03/01/2025	130,000	134,712
T Mobile USA Inc 6.500% 01/15/2024	100,000	103,625
T Mobile USA Inc 6.500% 01/15/2026	115,000	122,440
+^(3)T Mobile USA Inc 4.750% 02/01/2028	30,000	0
+^(3)T Mobile USA Inc 6.375% 03/01/2025	50,000	0
+^(3)T Mobile USA Inc 6.500% 01/15/2024	100,000	0
+^(3)T Mobile USA Inc 6.500% 01/15/2026	115,000	0
TEGNA Inc - 144A 4.875% 09/15/2021	15,000	15,019
TEGNA Inc 6.375% 10/15/2023	65,000	66,716
Telecom Italia Capital SA 6.000% 09/30/2034	100,000	101,500
Telecom Italia Capital SA 6.375% 11/15/2033	40,000	42,008
United States Cellular Corp 6.700% 12/15/2033	90,000	95,202
(4)Windstream Services LLC / Windstream Finance Corp - 144A 9.000% 06/30/2025	236,000	154,580
		4,850,583
Consumer Discretionary (23.5%)
Adient US LLC - 144A 7.000% 05/15/2026	45,000	45,675
Allison Transmission Inc - 144A 5.875% 06/01/2029	30,000	31,875
Alpine Finance Merger Sub LLC - 144A 6.875% 08/01/2025	25,000	25,906
Altice Luxembourg SA - 144A 10.500% 05/15/2027	200,000	211,750
Altice Luxembourg SA - 144A 7.750% 05/15/2022	45,000	45,956
American Axle & Manufacturing Inc 6.250% 03/15/2026	100,000	99,625
American Axle & Manufacturing Inc 6.250% 04/01/2025	90,000	90,225
American Axle & Manufacturing Inc 6.500% 04/01/2027	45,000	45,000
American Axle & Manufacturing Inc 6.625% 10/15/2022	6,000	6,075
Aramark Services Inc - 144A 5.000% 02/01/2028	75,000	78,188
Boyd Gaming Corp 6.000% 08/15/2026	35,000	36,575
Boyd Gaming Corp 6.875% 05/15/2023	30,000	31,013
Boyne USA Inc - 144A 7.250% 05/01/2025	65,000	70,850
CBS Radio Inc - 144A 7.250% 11/01/2024	40,000	41,900
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028	45,000	46,184
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2027	315,000	324,844
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 05/01/2025	15,000	15,487
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.500% 05/01/2026	140,000	146,300
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.750% 02/15/2026	245,000	258,098
*CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.875% 04/01/2024	325,000	338,000
Cedar Fair LP - 144A 5.250% 07/15/2029	10,000	10,350
Cinemark USA Inc 4.875% 06/01/2023	85,000	86,073
Clear Channel Worldwide Holdings Inc - 144A 9.250% 02/15/2024	170,000	184,450
Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	95,000	96,919
*Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	481,000	491,101
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025	55,000	49,500
Cooper- 144A Standard Automotive Inc - 5.625% 11/15/2026	120,000	108,900
Dana Financing Luxembourg Sarl - 144A 6.500% 06/01/2026	107,000	111,547
*Dana Inc 6.000% 09/15/2023	80,000	81,700
Delphi Jersey Holdings PLC - 144A 5.000% 10/01/2025	145,000	127,237
DISH DBS Corp 5.000% 03/15/2023	375,000	361,875
DISH DBS Corp 5.875% 11/15/2024	365,000	339,457
DISH DBS Corp 7.750% 07/01/2026	60,000	58,800
Gates Global LLC / Gates Global Co - 144A 6.000% 07/15/2022	108,000	108,265
*General Motors Co 4.875% 10/02/2023	135,000	143,730
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025	50,000	53,705
GLP Capital LP / GLP Financing II Inc 5.750% 06/01/2028	50,000	55,994
Hanesbrands Inc - 144A 4.875% 05/15/2026	35,000	36,575
Hilton Domestic Operating Co Inc 5.125% 05/01/2026	73,000	75,837
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc 6.125% 12/01/2024	75,000	80,438
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.625% 04/01/2025	97,000	99,425
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027	13,000	13,471
Hughes Satellite Systems Corp 6.625% 08/01/2026	10,000	10,785
International Game Technology PLC - 144A 6.500% 02/15/2025	200,000	219,000
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp - 144A 6.750% 11/15/2021	125,000	127,752
^JC Penney Corp Inc 6.375% 10/15/2036	55,000	12,650
L Brands Inc 6.750% 07/01/2036	50,000	43,875
LTF Merger Sub Inc - 144A 8.500% 06/15/2023	80,000	82,040
Marriott Ownership Resorts Inc 6.500% 09/15/2026	80,000	85,824
Mattel Inc - 144A 6.750% 12/31/2025	155,000	162,947
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 01/15/2028	10,000	9,987
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 09/01/2026	15,000	15,397
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.625% 05/01/2024	30,000	32,025
MGM Resorts International 4.625% 09/01/2026	40,000	41,000
MGM Resorts International 5.500% 04/15/2027	115,000	121,933
MGM Resorts International 5.750% 06/15/2025	225,000	243,214
*MGM Resorts International 6.000% 03/15/2023	245,000	265,825
(1)Neiman Marcus Group LTD LLC - 144A 8.000% (6.000%) 04/25/2024	95,000	73,625
Neiman Marcus Group LTD LLC -144A 8.000% 10/25/2024	70,000	29,750
Neiman Marcus Group LTD LLC -144A 8.750% 10/25/2024	142,995	61,860
Nexstar Broadcasting Inc - 144A 5.625% 08/01/2024	80,000	83,100
Nexstar Broadcasting Inc - 144A 6.125% 02/15/2022	15,000	15,225
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.000% 04/15/2022	110,000	109,829
Panther BF Aggregator 2 LP / Panther Finance Co Inc - 144A 6.250% 05/15/2026	30,000	31,041
PetSmart Inc - 144A 5.875% 06/01/2025	109,000	107,757
PetSmart Inc - 144A 8.875% 06/01/2025	50,000	48,000
*Quebecor Media Inc 5.750% 01/15/2023	120,000	127,800
*RHP Hotel Properties LP / RHP Finance Corp 5.000% 04/15/2021	160,000	160,160
Sabre GLBL Inc - 144A 5.250% 11/15/2023	40,000	41,061
Sabre GLBL Inc - 144A 5.375% 04/15/2023	65,000	66,468
Service Corp International/US 5.125% 06/01/2029	40,000	42,163
Service Corp International/US 5.375% 05/15/2024	15,000	15,395
Service Corp International/US 7.500% 04/01/2027	135,000	162,337
Sirius XM Radio Inc - 144A 5.375% 04/15/2025	150,000	155,812
Sirius XM Radio Inc - 144A 5.375% 07/15/2026	65,000	67,925
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024	60,000	61,350
Staples Inc - 144A 10.750% 04/15/2027	80,000	82,800
Staples Inc - 144A 7.500% 04/15/2026	115,000	117,587
Stars Group Holdings BV / Stars Group US Co- 144A Borrower LLC - 7.000% 07/15/2026	29,000	30,559
Tempur Sealy International Inc 5.500% 06/15/2026	80,000	83,901
Tempur Sealy International Inc 5.625% 10/15/2023	55,000	56,518
Tenneco Inc 5.000% 07/15/2026	53,000	41,075
Tenneco Inc 5.375% 12/15/2024	35,000	29,400
VICI Properties 1 LLC / VICI FC Inc 8.000% 10/15/2023	109,306	119,521
Videotron Ltd - 144A 5.375% 06/15/2024	45,000	48,150
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027	50,000	52,375
Vista Outdoor Inc 5.875% 10/01/2023	135,000	130,950
William Carter Co/The - 144A 5.625% 03/15/2027	45,000	47,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025	225,000	235,969
Zayo Group LLC / Zayo Capital Inc 6.000% 04/01/2023	65,000	66,788
Zayo Group LLC / Zayo Capital Inc 6.375% 05/15/2025	95,000	97,389
		8,940,019
Consumer Staples (2.8%)
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC 5.750% 03/15/2025	60,000	61,200
Central Garden & Pet Co 5.125% 02/01/2028	110,000	110,000
Central Garden & Pet Co 6.125% 11/15/2023	50,000	51,875
Coty Inc - 144A 6.500% 04/15/2026	55,000	52,938
Energizer Holdings Inc - 144A 7.750% 01/15/2027	110,000	119,428
^High Ridge Brands Co - 144A 8.875% 03/15/2025	60,000	2,400
Kronos Acquisition Holdings Inc - 144A 9.000% 08/15/2023	20,000	17,250
POST 5 1/2 03/01/25 - 144A 5.500% 03/01/2025	70,000	72,800
Post Holdings Inc - 144A 5.625% 01/15/2028	30,000	30,863
Post Holdings Inc - 144A 5.750% 03/01/2027	10,000	10,362
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750% 10/15/2020	193,822	194,525
Rite Aid Corp - 144A 6.125% 04/01/2023	140,000	118,125
Spectrum Brands Inc 5.750% 07/15/2025	120,000	124,314
Spectrum Brands Inc 6.625% 11/15/2022	28,000	28,560
TreeHouse Foods Inc - 144A 6.000% 02/15/2024	75,000	77,625
		1,072,265
Energy (9.2%)
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 01/15/2028	60,000	56,025
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.375% 09/15/2024	30,000	28,875
Antero Resources Corp 5.125% 12/01/2022	85,000	81,175
Antero Resources Corp 5.625% 06/01/2023	35,000	33,075
Archrock Partners LP / Archrock Partners Finance Corp 6.000% 10/01/2022	65,000	65,894
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.125% 11/15/2022	130,000	130,650
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.625% 07/15/2026	25,000	24,969
Boardwalk Pipelines LP 5.950% 06/01/2026	40,000	44,359
Calfrac Holdings LP - 144A 8.500% 06/15/2026	40,000	27,000
Carrizo Oil & Gas Inc 6.250% 04/15/2023	35,000	34,370
Carrizo Oil & Gas Inc 8.250% 07/15/2025	20,000	20,000
Cheniere Corpus Christi Holdings LLC 5.125% 06/30/2027	35,000	38,103
Chesapeake Energy Corp 5.500% 09/15/2026	15,000	10,699
Chesapeake Energy Corp 8.000% 01/15/2025	70,000	59,850
Chesapeake Energy Corp 8.000% 06/15/2027	40,000	32,000
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 7.125% 12/15/2024	55,000	47,300
Covey Park Energy LLC / Covey Park Finance Corp - 144A 7.500% 05/15/2025	60,000	42,000
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp - 144A 5.625% 05/01/2027	35,000	34,654
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp 6.250% 04/01/2023	85,000	86,492
DCP Midstream Operating LP 5.375% 07/15/2025	20,000	21,225
Denbury Resources Inc - 144A 9.250% 03/31/2022	103,000	90,383
EnLink Midstream LLC 5.375% 06/01/2029	16,000	16,495
EnLink Midstream Partners LP 4.400% 04/01/2024	75,000	76,241
EnLink Midstream Partners LP 4.850% 07/15/2026	25,000	25,375
EP Energy LLC / Everest Acquisition Finance Inc - 144A 7.750% 05/15/2026	185,000	165,020
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 02/15/2025	25,000	4,625
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 11/29/2024	40,000	26,500
GCI Inc 6.875% 04/15/2025	15,000	15,769
GCI LLC - 144A 6.625% 06/15/2024	35,000	37,275
Gulfport Energy Corp 6.000% 10/15/2024	35,000	26,947
Gulfport Energy Corp 6.375% 01/15/2026	50,000	37,750
Gulfport Energy Corp 6.375% 05/15/2025	45,000	34,425
Gulfport Energy Corp 6.625% 05/01/2023	10,000	8,375
^Halcon Resources Corp 6.750% 02/15/2025	70,000	11,900
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp - 144A 5.625% 02/15/2026	25,000	25,992
Jagged Peak Energy LLC 5.875% 05/01/2026	30,000	28,500
Laredo Petroleum Inc 5.625% 01/15/2022	39,000	36,075
MEG Energy Corp - 144A 6.375% 01/30/2023	30,000	28,650
MEG Energy Corp - 144A 6.500% 01/15/2025	85,000	85,000
MEG Energy Corp - 144A 7.000% 03/31/2024	105,000	100,252
MPLX LP 4.875% 06/01/2025	25,000	27,230
Nabors Industries Inc 5.750% 02/01/2025	60,000	52,500
Newfield Exploration Co 5.750% 01/30/2022	35,000	37,345
NGPL PipeCo LLC - 144A 4.375% 08/15/2022	45,000	46,730
NGPL PipeCo LLC - 144A 4.875% 08/15/2027	10,000	10,725
Oasis Petroleum Inc - 144A 6.250% 05/01/2026	70,000	66,318
Oasis Petroleum Inc 6.875% 01/15/2023	80,000	78,700
Oasis Petroleum Inc 6.875% 03/15/2022	18,000	17,916
Parsley Energy LLC / Parsley Finance Corp - 144A 5.250% 08/15/2025	55,000	55,412
Parsley Energy LLC / Parsley Finance Corp - 144A 5.375% 01/15/2025	20,000	20,251
Parsley Energy LLC / Parsley Finance Corp -144A 6.250% 06/01/2024	25,000	25,906
Precision Drilling Corp - 144A 7.125% 01/15/2026	35,000	33,250
Precision Drilling Corp 6.500% 12/15/2021	3,305	3,256
Precision Drilling Corp 7.750% 12/15/2023	45,000	45,225
Range Resources Corp 4.875% 05/15/2025	80,000	67,200
SM Energy Co 5.625% 06/01/2025	30,000	26,025
SM Energy Co 6.125% 11/15/2022	53,000	51,807
SM Energy Co 6.625% 01/15/2027	34,000	29,622
Southwestern Energy Co 6.700% 01/23/2025	67,000	57,787
Southwestern Energy Co 7.500% 04/01/2026	25,000	21,875
Southwestern Energy Co 7.750% 10/01/2027	20,000	17,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp 5.750% 04/15/2025	30,000	25,800
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028	55,000	54,571
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 6.500% 07/15/2027	93,000	101,256
Targa Resources Partners LP / Targa Resources Partners Finance Corp - 144A 6.875% 01/15/2029	38,000	41,903
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.250% 11/15/2023	10,000	10,009
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028	35,000	35,481
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.875% 04/15/2026	40,000	42,238
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.750% 03/15/2024	120,000	124,200
Tesoro Logistics LP / Tesoro Logistics Finance Corp 5.250% 01/15/2025	25,000	26,437
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.250% 10/15/2022	11,000	11,269
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.375% 05/01/2024	25,000	26,187
Transocean Guardian Ltd - 144A 5.875% 01/15/2024	33,820	34,496
Transocean Inc - 144A 7.250% 11/01/2025	40,000	37,600
Transocean Inc - 144A 7.500% 01/15/2026	40,000	37,900
Transocean Pontus Ltd - 144A 6.125% 08/01/2025	15,120	15,574
Whiting Petroleum Corp 5.750% 03/15/2021	15,000	15,019
Whiting Petroleum Corp 6.250% 04/01/2023	40,000	39,104
Whiting Petroleum Corp 6.625% 01/15/2026	40,000	37,700
WildHorse Resource Development Corp 6.875% 02/01/2025	90,000	83,250
WPX Energy Inc 5.750% 06/01/2026	24,000	24,660
WPX Energy Inc 6.000% 01/15/2022	9,000	9,326
WPX Energy Inc 8.250% 08/01/2023	65,000	73,125
		3,499,949
Financials (3.2%)
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026	240,000	183,600
Ally Financial Inc 4.125% 02/13/2022	105,000	108,119
*Ally Financial Inc 4.625% 05/19/2022	170,000	176,117
(2)Citigroup Inc (ICE LIBOR USD 3 Month + 4.093%), 5.800%, 11/15/2019	35,000	35,263
(2)Citigroup Inc (ICE LIBOR USD 3 Month + 4.059%), 5.875%, 03/27/2020	30,000	30,413
(2)Citigroup Inc (ICE LIBOR USD 3 Month + 3.905%), 5.950%, 05/15/2025	10,000	10,662
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.450% 06/15/2023	60,000	64,698
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.875% 06/15/2021	20,000	20,346
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 6.020% 06/15/2026	75,000	82,923
Financial & Risk US Holdings Inc - 144A 6.250% 05/15/2026	30,000	32,250
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical Inc - 144A 7.500% 10/01/2024	49,000	51,082
MSCI Inc - 144A 5.375% 05/15/2027	35,000	37,155
Nielsen Co Luxembourg SARL/The - 144A 5.500% 10/01/2021	20,000	20,019
PetSmart Inc - 144A 7.125% 03/15/2023	125,000	116,563
Springleaf Finance Corp 6.625% 01/15/2028	24,000	25,980
Springleaf Finance Corp 7.125% 03/15/2026	20,000	22,462
UPCB Finance IV Ltd - 144A 5.375% 01/15/2025	200,000	205,000
WMG Acquisition Corp - 144A 4.875% 11/01/2024	10,000	10,275
		1,232,927
Health Care (9.7%)
Avantor Inc - 144A 6.000% 10/01/2024	75,000	80,251
Bausch Health Cos Inc - 144A 7.000% 01/15/2028	45,000	46,631
BCPE Cycle Merger Sub II Inc - 144A 10.625% 07/15/2027	65,000	64,201
CHS/Community Health Systems Inc - 144A 8.625% 01/15/2024	40,000	40,000
DaVita Inc 5.000% 05/01/2025	120,000	117,602
Enterprise Merger Sub Inc - 144A 8.750% 10/15/2026	135,000	93,488
HCA Inc 5.250% 06/15/2026	25,000	27,741
*HCA Inc 5.375% 02/01/2025	555,000	600,210
HCA Inc 5.375% 09/01/2026	76,000	82,270
HCA Inc 5.625% 09/01/2028	46,000	50,724
HCA Inc 5.875% 02/01/2029	9,000	10,046
HCA Inc 5.875% 02/15/2026	190,000	211,375
*HCA Inc 7.500% 02/15/2022	180,000	199,296
HealthSouth Corp 5.750% 09/15/2025	30,000	31,200
HealthSouth Corp 5.750% 11/01/2024	107,000	108,206
Hill- 144A Rom Holdings Inc - 5.000% 02/15/2025	10,000	10,338
Hill- 144A Rom Holdings Inc - 5.750% 09/01/2023	80,000	82,500
Hologic Inc - 144A 4.375% 10/15/2025	35,000	35,148
Kinetic Concepts Inc / KCI USA Inc - 144A 7.875% 02/15/2021	75,000	76,652
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.500% 04/15/2025	45,000	25,988
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.625% 10/15/2023	60,000	37,932
Par Pharmaceutical Inc - 144A 7.500% 04/01/2027	75,000	68,062
Prestige Brands Inc - 144A 6.375% 03/01/2024	55,000	57,115
^RTSX 10.000% 04/30/2023	44,162	34,888
Tenet Healthcare Corp - 144A 6.250% 02/01/2027	102,000	105,876
Tenet Healthcare Corp 4.500% 04/01/2021	75,000	76,500
*Tenet Healthcare Corp 6.750% 06/15/2023	280,000	287,350
*Tenet Healthcare Corp 8.125% 04/01/2022	75,000	80,156
Valeant Pharmaceuticals International Inc - 144A 5.500% 11/01/2025	70,000	72,800
Valeant Pharmaceuticals International Inc - 144A 5.875% 05/15/2023	42,000	42,302
Valeant Pharmaceuticals International Inc - 144A 6.125% 04/15/2025	410,000	421,787
Valeant Pharmaceuticals International Inc - 144A 6.500% 03/15/2022	20,000	20,735
Valeant Pharmaceuticals International Inc - 144A 7.000% 03/15/2024	55,000	58,025
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027	89,000	98,020
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025	215,000	240,884
		3,696,299
Industrials (9.4%)
ACCO BRANDS CORP - 144A 5.250% 12/15/2024	135,000	138,375
Air Medical Group Holdings Inc - 144A 6.375% 05/15/2023	85,000	76,500
Allison Transmission Inc - 144A 5.000% 10/01/2024	65,000	66,037
American Woodmark Corp - 144A 4.875% 03/15/2026	75,000	74,250
Arconic Inc 5.900% 02/01/2027	80,000	88,000
Ashtead Capital Inc - 144A 4.125% 08/15/2025	200,000	201,500
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.250% 03/15/2025	45,000	45,450
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 6.375% 04/01/2024	160,000	167,200
Bombardier Inc - 144A 7.500% 03/15/2025	90,000	91,519
BWX Technologies Inc - 144A 5.375% 07/15/2026	50,000	51,750
CFX Escrow Corp - 144A 6.000% 02/15/2024	10,000	10,591
CFX Escrow Corp - 144A 6.375% 02/15/2026	10,000	10,703
Clean Harbors Inc - 144A 4.875% 07/15/2027	20,000	20,575
Energizer Holdings Inc - 144A 5.500% 06/15/2025	75,000	76,148
EnPro Industries Inc 5.750% 10/15/2026	41,000	42,333
Herc Holdings Inc - 144A 5.500% 07/15/2027	125,000	125,156
Hertz Corp/The - 144A 5.500% 10/15/2024	165,000	162,113
Hertz Corp/The - 144A 7.125% 08/01/2026	70,000	71,491
Hertz Corp/The - 144A 7.625% 06/01/2022	115,000	119,211
Hertz Corp/The 6.250% 10/15/2022	25,000	25,252
Hexion Inc - 144A 7.875% 07/15/2027	20,000	19,800
Hillman Group Inc/The - 144A 6.375% 07/15/2022	95,000	87,191
Iron Mountain Inc 6.000% 08/15/2023	75,000	76,454
Jeld- 144A Wen Inc - 4.625% 12/15/2025	45,000	44,269
Jeld- 144A Wen Inc - 4.875% 12/15/2027	35,000	34,256
Kratos Defense & Security Solutions Inc - 144A 6.500% 11/30/2025	5,000	5,344
Manitowoc Foodservice Inc 9.500% 02/15/2024	50,000	53,750
Masonite International Corp - 144A 5.375% 02/01/2028	50,000	51,290
Mueller Water Products Inc - 144A 5.500% 06/15/2026	25,000	26,062
NXP BV / NXP Funding LLC - 144A 4.625% 06/01/2023	200,000	211,109
PGT Escrow Issuer Inc - 144A 6.750% 08/01/2026	45,000	48,544
+^(3) Remington Outdoor Com	125,000	0
RBS Global Inc / Rexnord LLC - 144A 4.875% 12/15/2025	20,000	20,300
Sensata Technologies BV - 144A 4.875% 10/15/2023	180,000	187,146
SPX FLOW Inc - 144A 5.625% 08/15/2024	20,000	20,825
SPX FLOW Inc - 144A 5.875% 08/15/2026	45,000	47,362
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028	90,000	88,958
Stevens Holding Co Inc - 144A 6.125% 10/01/2026	25,000	26,500
Terex Corp - 144A 5.625% 02/01/2025	100,000	99,750
TransDigm Inc - 144A 6.250% 03/15/2026	70,000	73,412
TriMas Corp - 144A 4.875% 10/15/2025	60,000	60,750
Triumph Group Inc 4.875% 04/01/2021	40,000	39,600
Triumph Group Inc 7.750% 08/15/2025	40,000	40,100
United Rentals North America Inc 4.625% 10/15/2025	70,000	71,050
United Rentals North America Inc 4.875% 01/15/2028	55,000	56,094
United Rentals North America Inc 5.500% 05/15/2027	115,000	120,894
United Rentals North America Inc 5.500% 07/15/2025	35,000	36,400
United Rentals North America Inc 5.875% 09/15/2026	35,000	37,231
United Rentals North America Inc 6.500% 12/15/2026	75,000	81,540
Wabash National Corp - 144A 5.500% 10/01/2025	40,000	38,900
XPO Logistics Inc - 144A 6.125% 09/01/2023	20,000	20,600
XPO Logistics Inc - 144A 6.500% 06/15/2022	68,000	69,080
		3,558,715
Information Technology (6.8%)
ACI Worldwide Inc - 144A 5.750% 08/15/2026	49,000	50,960
Anixter Inc 5.500% 03/01/2023	25,000	26,688
Anixter Inc 6.000% 12/01/2025	30,000	32,700
Ascend Learning LLC - 144A 6.875% 08/01/2025	42,000	43,523
CDK Global Inc - 144A 5.250% 05/15/2029	27,000	28,013
CDK Global Inc 5.875% 06/15/2026	15,000	15,956
CDW LLC / CDW Finance Corp 5.000% 09/01/2025	91,000	94,640
Cogent Communications Finance Inc - 144A 5.625% 04/15/2021	90,000	91,125
Cogent Communications Group Inc - 144A 5.375% 03/01/2022	70,000	72,975
CommScope Finance LLC - 144A 6.000% 03/01/2026	100,000	101,095
CommScope Finance LLC - 144A 8.250% 03/01/2027	55,000	54,175
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025	185,000	168,350
Entegris Inc - 144A 4.625% 02/10/2026	85,000	86,203
Equinix Inc 5.375% 01/01/2022	20,000	20,440
Equinix Inc 5.750% 01/01/2025	30,000	31,013
Fair Isaac Corp - 144A 5.250% 05/15/2026	23,000	24,236
First Data Corp - 144A 5.375% 08/15/2023	188,000	193,020
First Data Corp - 144A 5.750% 01/15/2024	370,000	380,656
Gartner Inc - 144A 5.125% 04/01/2025	105,000	108,019
*Infor US Inc 6.500% 05/15/2022	325,000	330,688
Informatica LLC - 144A 7.125% 07/15/2023	95,000	96,781
Magnachip Semiconductor Corp 6.625% 07/15/2021	50,000	49,500
MTS Systems Corp - 144A 5.750% 08/15/2027	25,000	25,687
Plantronics Inc - 144A 5.500% 05/31/2023	60,000	61,050
*Sabine Pass Liquefaction LLC 5.750% 05/15/2024	100,000	110,937
Sabine Pass Liquefaction LLC 5.875% 06/30/2026	15,000	17,104
Sabine Pass Liquefaction LLC 6.250% 03/15/2022	100,000	108,000
Sinclair Television Group Inc - 144A 5.125% 02/15/2027	20,000	20,100
Sinclair Television Group Inc - 144A 5.625% 08/01/2024	20,000	20,569
Sinclair Television Group Inc 6.125% 10/01/2022	105,000	106,837
		2,571,040
Materials (6.8%)
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A 6.000% 02/15/2025	400,000	413,000
Ashland LLC 4.750% 08/15/2022	75,000	77,921
Axalta Coating Systems LLC - 144A 4.875% 08/15/2024	150,000	154,500
Berry Global Escrow Corp - 144A 4.875% 07/15/2026	85,000	88,400
Berry Global Escrow Corp - 144A 5.625% 07/15/2027	30,000	31,538
BWAY Holding Co - 144A 5.500% 04/15/2024	140,000	139,783
Chemours Co/The 6.625% 05/15/2023	65,000	65,285
Chemours Co/The 7.000% 05/15/2025	30,000	29,426
Cheniere Corpus Christi Holdings LLC 5.875% 03/31/2025	55,000	60,506
*Freeport McMoRan Inc 3.875% 03/15/2023	150,000	150,330
GCP Applied Technologies Inc - 144A 5.500% 04/15/2026	85,000	87,125
Greif Inc - 144A 6.500% 03/01/2027	65,000	67,762
Huntsman International LLC 5.125% 11/15/2022	100,000	105,991
*INEOS Group Holdings SA - 144A 5.625% 08/01/2024	200,000	199,500
LABL Escrow Issuer LLC - 144A 10.500% 07/15/2027	45,000	45,338
LABL Escrow Issuer LLC - 144A 6.750% 07/15/2026	60,000	61,200
NOVA Chemicals Corp - 144A 4.875% 06/01/2024	30,000	30,906
NOVA Chemicals Corp - 144A 5.250% 06/01/2027	70,000	72,994
Novelis Corp - 144A 5.875% 09/30/2026	45,000	46,631
Novelis Corp - 144A 6.250% 08/15/2024	25,000	26,188
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025	75,000	71,062
+^(3)(4)Reichhold Industries Inc - 144A .000% 05/08/2040	97,425	0
Scotts Miracle Gro Co/The 5.250% 12/15/2026	135,000	138,375
Scotts Miracle Gro Co/The 6.000% 10/15/2023	75,000	77,625
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.375% 09/01/2025	85,000	80,431
Trivium Packaging Finance BV - 144A 5.500% 08/15/2026	200,000	206,250
Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025	50,000	44,125
WR Grace & Co- 144A Conn - 5.625% 10/01/2024	10,000	10,800
		2,582,992
Real Estate (1.6%)
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 6.000% 04/15/2023	30,000	28,613
Communications Sales & Leasing Inc / CSL Capital LLC 8.250% 10/15/2023	40,000	36,100
Corrections Corp of America 4.625% 05/01/2023	88,000	83,666
Corrections Corp of America 5.000% 10/15/2022	25,000	24,500
Equinix Inc 5.875% 01/15/2026	100,000	106,220
ESH Hospitality Inc - 144A 5.250% 05/01/2025	95,000	97,731
GEO Group Inc/The 5.125% 04/01/2023	20,000	17,800
GEO Group Inc/The 5.875% 01/15/2022	75,000	71,438
GEO Group Inc/The 5.875% 10/15/2024	65,000	54,275
Iron Mountain Inc 5.750% 08/15/2024	5,000	5,036
MGM Growth Properties Operating Partnership LP / MGP Finance Co- 144A Issuer Inc - 5.750% 02/01/2027	27,000	29,133
Outfront Media Capital LLC / Outfront Media Capital Corp - 144A 5.000% 08/15/2027	40,000	40,600
		595,112
Utilities (0.6%)
AES Corp/VA 5.500% 04/15/2025	40,000	41,500
AES Corp/VA 6.000% 05/15/2026	10,000	10,653
AmeriGas Partners LP / AmeriGas Finance Corp 5.500% 05/20/2025	40,000	42,000
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026	70,000	74,200
Calpine Corp - 144A 5.250% 06/01/2026	20,000	20,200
NRG Energy Inc 6.625% 01/15/2027	30,000	31,986
NRG Energy Inc 7.250% 05/15/2026	20,000	21,593
		242,132

TOTAL CORPORATE BONDS (COST: $32,584,888)		$32,842,033

COMMON STOCKS (1.8%)
Communication Services (0.0%)	Shares
iHeartMedia Inc	223	$3,336

Consumer Discretionary (1.3%)
(3)Caesars Entertainment Corp	5,031	$59,567
+^(3)Claire's Stores	58	38,425
Clear Channel Outdoor Holdings Inc	4,640	14,059
VICI Properties, Inc	17,637	376,373
		488,424
Energy (0.0%)
(3)Halcon Resources Corp	6,520	$737

Health Care (0.0%)
+^(3)21st Century Oncology Inc	165	$6,470

Industrials (0.0%)
+^(3)Remington Outdoor Co	1,284	$1,926

Material (0.5%)
+^(3)Reichhold Cayman	162	$125,226
+^(3)UCI International Holdings Inc	2,633	60,559
		185,785

TOTAL COMMON STOCK (COST: $869,695)		$686,678

CONVERTIBLE PREFERRED STOCKS (0.4%)

Consumer Discretionary (0.3%)	Shares
+^Claire's Stores Inc 14.000%	35	$54,250
MYT Holding Co -144A	43,473	41,082
		95,332
Health Care (0.1%)
+^(3)RTSX 15.000%	207	$47,022

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $93,360)		$142,354

WARRANTS (0.1%)

Industrials (0.1%)	Shares
^iHeartMedia Inc	1,679	$26,025
+^(3)Jack Cooper Enterprises Inc	175	0
+^(3)Jack Cooper Enterprises Inc	99	0
+^(3)Remington Outdoor Co	1,295	0
		$26,025

TOTAL WARRANTS (COST:$39,600)		$26,025

TOTAL INVESTMENTS IN SECURITIES (COST: $33,587,543) (88.6%)		$33,697,090
OTHER ASSETS LESS LIABILITIES (11.4%)		$4,358,957

NET ASSETS (100.0%)		$38,056,047

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.

(2) Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of July 31, 2019.

(3) Non-income producing security.
(4) Issue is in default.
+ The level 3 assets were a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases when they occur. As of July 31, 2019 there were no such purchases.
^ Deemed by management to be illiquid security. See note 2. Total market value of illiquid securities amount to $421,741, representing 1.1% of net assets as of July 31, 2019.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $17,219,524, representing 45.2% of net assets as of July 31, 2019.

PLC - Public Limited Company
LIBOR – London InterBank Offered Rate. ICE LIBOR USD 3 Month as of July 31, 2019, was 2.27%

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS July 31, 2019

Energy	90.2%
Utilities	4.3%
Cash Equivalents and Other	3.0%
Materials	2.5%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2019

		Fair
	Shares	Value
COMMON STOCKS (97.0%)

Energy (90.2%)
*Apergy Corp	160,000	$5,204,800
Archrock Inc	900,000	9,882,000
BP PLC ADR	40,000	1,589,600
*Cactus Inc	185,000	5,433,450
*Cheniere Energy Inc	135,000	8,795,250
Chevron Corp	25,000	3,077,750
Cimarex Energy Co	50,000	2,533,500
Concho Resources Inc	94,000	9,181,920
ConocoPhillips	135,000	7,975,800
Diamondback Energy Inc	90,000	9,308,700
EOG Resources Inc	130,000	11,160,500
Enbridge Inc	90,000	3,005,100
Exxon Mobil Corp	80,000	5,948,800
*Forum Energy Technologies Inc	300,000	786,000
Halliburton Co	335,000	7,705,000
Helmerich & Payne Inc	55,000	2,732,400
*Independence Contract Drilling Inc	520,000	686,400
Kinder Morgan Inc/DE	430,000	8,866,600
Marathon Petroleum Corp	170,000	9,586,300
*NCS Multistage Holdings Inc	65,000	208,650
National Oilwell Varco Inc	120,000	2,858,400
ONEOK Inc	30,000	2,102,400
*Parsley Energy Inc	160,000	2,654,400
Phillips 66	85,000	8,717,600
Pioneer Natural Resources Co	25,000	3,451,000
*ProPetro Holding Corp	120,000	2,175,600
Royal Dutch Shell PLC ADR	55,000	3,490,850
*Select Energy Services Inc	70,000	711,900
SemGroup Corp	250,000	3,167,500
Targa Resources Corp	225,000	8,754,750
TC Energy Corp	50,000	2,448,000
Valero Energy Corp	85,000	7,246,250
Williams Cos Inc/The	180,000	4,435,200
TechnipFMC	310,000	8,537,400
Core Laboratories NV	60,000	3,010,200
		177,429,970
Materials (2.5%)
Olin Corp	70,000	1,404,900
Westlake Chemical Corp	40,000	2,702,800
LyondellBasell Industries NV	10,000	836,900
		4,944,600
Utilities (4.3%)
CenterPoint Energy Inc	145,000	4,206,450
MDU Resources Group Inc	160,000	4,278,400
		8,484,850

TOTAL COMMON STOCKS (COST: $213,403,573)		$190,859,420

OTHER ASSETS AND LIABILITES (3.0%)		$5,939,463

NET ASSETS (100.0%)		$196,798,883

* Non-income producing
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$129,134,463	$5,864,719	$26,972,697

Investments in securities, at value	$134,732,194	$5,582,133	$37,817,049
Cash and cash equivalents	924,935	178,584	1,426,097
Receivable for Fund shares sold	185,511	1,188	9,394
Accrued dividends receivable	340,160	3,230	45,418
Accrued interest receivable	595	205	1,576
Prepaid expenses	39,646	9,853	12,449
Total assets	$136,223,041	$5,775,193	$39,311,983

LIABILITIES
Payable for Fund shares redeemed	$141,091	$40,123	$37,788
Trustees’ fees payable	8,439	357	2,371
Payable to affiliates	9,076	477	3,652
Accrued expenses	31,553	4,841	12,287
Total liabilities	$190,159	$45,798	$56,098

NET ASSETS	$136,032,882	$5,729,395	$39,255,885

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$125,803,356	$6,336,660	$26,024,685
Distributable earnings (accumulated losses)	10,229,526	(607,265)	13,231,200

NET ASSETS	$136,032,882	$5,729,395	$39,255,885

Net Assets - Class A	$91,602,083	$3,121,280	$37,463,990
Net Assets - Class C	$13,637,199	$310,643	$248,123
Net Assets - Class I	$30,793,600	$2,297,472	$1,543,772
Shares outstanding - Class A	6,517,327	294,583	629,080
Shares outstanding - Class C	977,182	29,408	4,209
Shares outstanding - Class I	2,189,121	216,710	25,898
Net asset value per share - Class A*	$14.06	$10.60	$59.55
Maximum sales charge - Class A	5.00%	5.00%	5.00%
Public offering price per share - Class A	$14.80	$11.16	$62.68
Net asset value per share - Class C*	$13.96	$10.56	$58.95
Net asset value per share - Class I	$14.07	$10.60	$59.61

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2019

	High	WB/MNA
	Income	Stock
	Fund	Fund
ASSETS
Investments in securities, at cost	$33,587,543	$213,403,573

Investments in securities, at value	$33,697,090	$190,859,420
Cash and cash equivalents	4,311,801	6,017,766
Security sales receivable	2,760	0
Receivable for Fund shares sold	78,570	7,012
Accrued dividends receivable	0	384,900
Accrued interest receivable	560,770	10,543
Prepaid expenses	17,916	36,416
Total assets	$38,668,907	$197,316,057

LIABILITIES
Payable for securities purchased	$559,098	$0
Payable for Fund shares redeemed	14,543	373,813
Dividends payable	25,835	0
Trustees’ fees payable	2,139	14,118
Payable to affiliates	1,286	50,815
Accrued expenses	9,959	78,428
Total liabilities	$612,860	$517,174

NET ASSETS	$38,056,047	$196,798,883

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$38,841,199	$380,324,894
Distributable earnings (accumulated losses)	(785,152)	(183,526,011)

NET ASSETS	$38,056,047	$196,798,883

Net Assets - Class A	$24,704,460	$158,438,492
Net Assets - Class C	$4,328,958	$17,462,762
Net Assets - Class I	$9,022,629	$20,897,629
Shares outstanding - Class A	3,180,898	37,045,405
Shares outstanding - Class C	556,190	4,130,515
Shares outstanding - Class I	1,162,788	4,900,075
Net asset value per share - Class A*	$7.77	$4.28
Maximum sales charge - Class A	4.25%	5.00%
Public offering price per share - Class A	$8.11	$4.51
Net asset value per share - Class C*	$7.78	$4.23
Net asset value per share - Class I	$7.76	$4.26

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $46,093, $16,041, and $0, respectively)	$5,313,332	$319,026	$836,270
Interest	14,806	1,555	23,916
Total investment income	$5,328,138	$320,581	$860,186

EXPENSES
Investment advisory fees	$969,193	$47,111	$363,823
Distribution (12b-1) fees - Class A	225,911	7,660	87,260
Distribution (12b-1) fees - Class C	134,446	3,258	0
Transfer agent fees	244,607	23,307	77,489
Administrative service fees	228,915	56,793	98,934
Professional fees	23,966	7,820	14,001
Reports to shareholders	12,921	1,280	6,360
License, fees, and registrations	47,502	13,423	17,918
Audit fees	21,612	1,024	6,080
Trustees’ fees	13,708	658	3,858
Transfer agent out-of-pockets	30,725	1,527	14,549
Custodian fees	16,672	1,853	4,090
Legal fees	15,766	717	4,429
Insurance expense	2,743	65	766
Total expenses	$1,988,687	$166,496	$699,557
Less expenses waived or reimbursed (See Note 7)	(723,392)	(129,851)	(246,825)
Total net expenses	$1,265,295	$36,645	$452,732

NET INVESTMENT INCOME (LOSS)	$4,062,843	$283,936	$407,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$7,078,224	$(192,636)	$2,526,203
Net change in unrealized appreciation (depreciation) of investments	(221,884)	(784,435)	1,451,218
Net realized and unrealized gain (loss) on investments	$6,856,340	$(977,071)	$3,977,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,919,183	$(693,135)	$4,384,875

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2019

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0 and $105,980, respectively)	$22,059	$5,549,581
Interest	1,932,197	240,171
Total investment income	$1,954,256	$5,789,752

EXPENSES
Investment advisory fees	$277,160	$1,266,027
Distribution (12b-1) fees - Class A	59,453	1,011,345
Distribution (12b-1) fees - Class C	42,445	225,430
Transfer agent fees	51,129	451,762
Administrative service fees	93,648	397,150
Professional fees	14,363	73,265
Reports to shareholders	2,397	62,546
License, fees, and registrations	20,155	58,168
Audit fees	5,461	41,022
Trustees’ fees	3,461	26,470
Transfer agent out-of-pockets	5,602	151,023
Custodian fees	9,475	32,857
Legal fees	3,984	28,611
Insurance expense	695	10,986
Total expenses	$589,428	$3,836,662
Less expenses waived or reimbursed (See Note 7)	(278,712)	(69,003)
Total net expenses	$310,716	$3,767,659

NET INVESTMENT INCOME (LOSS)	$1,643,540	$2,022,093

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(23,445)	$(33,124,781)
Net change in unrealized appreciation (depreciation) of investments	460,317	(46,710,280)
Net realized and unrealized gain (loss) on investments	$436,872	$(79,835,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,080,412	$(77,812,968)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets* | For the year ended July 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,062,843	$283,936	$407,454
Net realized gain (loss) from investment transactions	7,078,224	(192,636)	2,526,203
Net change in unrealized appreciation (depreciation) of investments	(221,884)	(784,435)	1,451,218
Net increase (decrease) in net assets resulting from operations	$10,919,183	$(693,135)	$4,384,875

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(8,035,053)	$(277,465)	$(1,974,252)
Distributions - Class C	(1,104,589)	(28,413)	(13,303)
Distributions - Class I	(2,354,447)	(258,089)	(74,168)
Return of capital - Class A	0	(21,183)	0
Return of capital - Class C	0	(2,388)	0
Return of capital - Class I	0	(17,914)	0
Total distributions	$(11,494,089)	$(605,452)	$(2,061,723)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$15,545,073	$1,323,406	$2,802,407
Proceeds from sale of shares - Class C	2,237,437	93,781	131,951
Proceeds from sale of shares - Class I	19,223,866	1,479,319	1,098,199
Proceeds from reinvested dividends - Class A	7,564,375	272,907	1,890,178
Proceeds from reinvested dividends - Class C	1,034,497	30,801	13,167
Proceeds from reinvested dividends - Class I	1,764,417	258,022	48,421
Cost of shares redeemed - Class A	(26,454,352)	(1,187,454)	(4,367,719)
Cost of shares redeemed - Class C	(3,548,537)	(128,806)	(109,598)
Cost of shares redeemed - Class I	(11,677,405)	(2,430,693)	(457,983)
Net increase (decrease) in net assets resulting from capital share transactions	$5,689,371	$(288,717)	$1,049,023

TOTAL INCREASE (DECREASE) IN NET ASSETS	$5,114,465	$(1,587,304)	$3,372,175
NET ASSETS, BEGINNING OF PERIOD	130,918,417	7,316,699	35,883,710
NET ASSETS, END OF PERIOD	$136,032,882	$5,729,395	$39,255,885

* Distributions to shareholders have been reclassified and Accumulated undistributed net investment income has been removed to conform with the amended GAAP presentation under Regulation S-X (See Note 10 in the Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets* | For the year ended July 31, 2019

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,643,540	$2,022,093
Net realized gain (loss) from investment transactions	(23,445)	(33,124,781)
Net change in unrealized appreciation (depreciation) of investments	460,317	(46,710,280)
Net increase (decrease) in net assets resulting from operations	$2,080,412	$(77,812,968)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,214,775)	$(998,223)
Distributions - Class C	(184,685)	0
Distributions - Class I	(244,091)	(343,060)
Total distributions	$(1,643,551)	$(1,341,283)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$4,456,809	$6,277,586
Proceeds from sale of shares - Class C	604,418	681,858
Proceeds from sale of shares - Class I	8,262,991	8,178,124
Proceeds from reinvested dividends - Class A	1,001,031	950,217
Proceeds from reinvested dividends - Class C	152,584	0
Proceeds from reinvested dividends - Class I	165,637	298,412
Cost of shares redeemed - Class A	(5,160,756)	(68,972,345)
Cost of shares redeemed - Class C	(1,287,186)	(8,154,217)
Cost of shares redeemed - Class I	(2,197,115)	(22,755,480)
Net increase (decrease) in net assets resulting from capital share transactions	$5,998,413	$(83,495,845)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,435,274	$(162,650,096)
NET ASSETS, BEGINNING OF PERIOD	31,620,773	359,448,979
NET ASSETS, END OF PERIOD	$38,056,047	$196,798,883

* Distributions to shareholders have been reclassified and Accumulated undistributed net investment income has been removed to conform with the amended GAAP presentation under Regulation S-X (See Note 10 in the Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the seven month period ended July 31, 2018

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,294,053	$143,481	$173,837
Net realized gain (loss) from investment transactions	4,841,503	143,364	1,341,077
Net change in unrealized appreciation (depreciation) of investments	(9,825,527)	74,406	448,482
Net increase (decrease) in net assets resulting from operations	$(2,689,971)	$361,251	$1,963,396

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,597,686)	$(59,346)	$0
Net investment income - Class C	(186,832)	(6,034)	0
Net investment income - Class I	(361,948)	(73,051)	0
Total distributions	$(2,146,466)	$(138,431)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$8,645,601	$1,292,753	$1,373,154
Proceeds from sale of shares - Class C	1,493,058	74,667	18,630
Proceeds from sale of shares - Class I	8,677,481	695,596	204,619
Proceeds from reinvested dividends - Class A	1,489,511	53,840	0
Proceeds from reinvested dividends - Class C	165,772	6,034	0
Proceeds from reinvested dividends - Class I	238,028	70,728	0
Cost of shares redeemed - Class A	(22,864,105)	(471,777)	(2,940,040)
Cost of shares redeemed - Class C	(4,212,201)	(6,530)	(60,555)
Cost of shares redeemed - Class I	(7,951,909)	(172,011)	(191,248)
Net increase (decrease) in net assets resulting from capital share transactions	$(14,318,764)	$1,543,300	$(1,595,440)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(19,155,201)	$1,766,120	$367,956
NET ASSETS, BEGINNING OF PERIOD	150,073,618	5,550,579	35,515,754
NET ASSETS, END OF PERIOD	$130,918,417	$7,316,699	$35,883,710

Accumulated undistributed net investment income	$147,587	$5,050	$173,836

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the seven month period ended July 31, 2018

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$923,830	$458,756
Net realized gain (loss) from investment transactions	99,791	34,919,386
Net change in unrealized appreciation (depreciation) of investments	(685,500)	(30,732,891)
Net increase (decrease) in net assets resulting from operations	$338,121	$4,645,251

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(714,035)	$0
Net investment income - Class C	(129,018)	0
Net investment income - Class I	(80,765)	0
Total distributions	$(923,818)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,502,414	$6,502,358
Proceeds from sale of shares - Class C	167,767	1,182,131
Proceeds from sale of shares - Class I	794,636	14,859,450
Proceeds from reinvested dividends - Class A	578,590	0
Proceeds from reinvested dividends - Class C	97,358	0
Proceeds from reinvested dividends - Class I	41,339	0
Cost of shares redeemed - Class A	(2,171,172)	(67,364,312)
Cost of shares redeemed - Class C	(753,110)	(7,390,462)
Cost of shares redeemed - Class I	(674,925)	(30,560,458)
Net increase (decrease) in net assets resulting from capital share transactions	$(417,103)	$(82,771,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,002,800)	$(78,126,042)
NET ASSETS, BEGINNING OF PERIOD	32,623,573	437,575,021
NET ASSETS, END OF PERIOD	$31,620,773	$359,448,979

Accumulated undistributed net investment income	$12	$458,756

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,197,140	$123,892	$359,881
Net realized gain (loss) from investment transactions	7,371,905	138,192	1,348,985
Net change in unrealized appreciation (depreciation) of investments	3,624,853	246,834	4,092,657
Net increase (decrease) in net assets resulting from operations	$15,193,898	$508,918	$5,801,523

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(3,318,503)	$(64,608)	$(352,301)
Net investment income - Class C	(340,432)	(6,374)	(547)
Net investment income - Class I	(538,205)	(52,910)	(8,200)
Net realized gain on investments - Class A	(5,792,431)	(60,024)	(2,029,196)
Net realized gain on investments - Class C	(884,466)	(7,236)	(10,839)
Net realized gain on investments - Class I	(1,125,623)	(79,472)	(38,245)
Total distributions	$(11,999,660)	$(270,624)	$(2,439,328)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$47,417,556	$1,817,688	$2,485,097
Proceeds from sale of shares - Class C	8,292,796	273,560	44,532
Proceeds from sale of shares - Class I	21,959,709	2,299,876	474,307
Proceeds from reinvested dividends - Class A	8,218,352	120,152	2,257,928
Proceeds from reinvested dividends - Class C	1,142,557	11,489	11,184
Proceeds from reinvested dividends - Class I	1,260,766	130,244	36,834
Cost of shares redeemed - Class A	(53,902,467)	(909,317)	(6,387,802)
Cost of shares redeemed - Class C	(2,982,963)	(119,695)	(29,745)
Cost of shares redeemed - Class I	(8,098,852)	(19,151)	(81,337)
Net increase (decrease) in net assets resulting from capital share transactions	$23,307,454	$3,604,846	$(1,189,002)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$26,501,692	$3,843,140	$2,173,193
NET ASSETS, BEGINNING OF PERIOD	123,571,926	1,707,439	33,342,561
NET ASSETS, END OF PERIOD	$150,073,618	$5,550,579	$35,515,754

Accumulated undistributed net investment income	$125,278	$426	$25,820

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,505,422	$845,322
Net realized gain (loss) from investment transactions	141,040	(14,327,931)
Net change in unrealized appreciation (depreciation) of investments	458,293	(46,858,694)
Net increase (decrease) in net assets resulting from operations	$2,104,755	$(60,341,303)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,198,070)	$(394,224)
Net investment income - Class C	(213,301)	0
Net investment income - Class I	(94,051)	(444,234)
Total distributions	$(1,505,422)	$(838,458)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,939,264	$34,155,304
Proceeds from sale of shares - Class C	933,233	4,679,451
Proceeds from sale of shares - Class I	2,508,280	68,161,442
Proceeds from reinvested dividends - Class A	936,421	360,487
Proceeds from reinvested dividends - Class C	168,562	0
Proceeds from reinvested dividends - Class I	46,383	413,209
Cost of shares redeemed - Class A	(4,250,897)	(232,989,380)
Cost of shares redeemed - Class C	(1,097,224)	(14,153,074)
Cost of shares redeemed - Class I	(624,672)	(21,301,549)
Net increase (decrease) in net assets resulting from capital share transactions	$559,350	$(160,674,110)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,158,683	$(221,853,871)
NET ASSETS, BEGINNING OF PERIOD	31,464,890	659,428,892
NET ASSETS, END OF PERIOD	$32,623,573	$437,575,021

Accumulated undistributed net investment income	$0	$235,638

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

Each Fund in the Trust currently offers Class A, C, and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and WB/MNA Stock Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended July 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. The Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedule of Investments, the following security securities are considered to be restricted as of July 31, 2019:

High Income Fund	Shares/ Principal	Dates Acquired	Cost Basis	Fair Value
21st Century Oncology Inc - Common Stock	165	2/22/18	$66,476	$6,470
RTSX - Convertible Preferred Stock	207	1/12/18	14,025	47,022
RTSX - Corporate Bond	44,162	1/12/18	44,163	34,888
UCI International - Common Stock	2,633	6/8/17	119,389	60,559

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2019:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$134,732,194	$0	$0	$134,732,194
Total	$134,732,194	$0	$0	$134,732,194

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,582,133	$0	$0	$5,582,133
Total	$5,582,133	$0	$0	$5,582,133

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$37,817,049	$0	$0	$37,817,049
Total	$37,817,049	$0	$0	$37,817,049

High Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$0	$32,842,033	$0	$32,842,033
Common Stocks	454,072	0	232,606	686,678
Convertible Preferred Stock	0	41,082	101,272	142,354
Warrants	0	0	26,025	26,025
Total	$454,072	$32,883,115	$359,903	$33,697,090

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$190,859,420	$0	$0	190,859,420
Total	$190,859,420	$0	$0	$190,859,420

The changes of the fair value of investments during the year ended July 31, 2019, for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as			Realized	Change in unrealized appreciation/	Balance as
High Income Fund	of 7/31/18	Purchases	Sales	gain/(loss)	depreciation	of 7/31/19
Common Stock	$223,144	$99,976	$0	$0	($90,514)	$232,606
Convertible Preferred Stock	$56,925	$19,375	$0	$0	$24,972	$101,272
Corporate Bonds	$0	$0	($72)	($39,928)	$40,000	$0
Warrants	$0	$39,600	$0	$0	($13,575)	$26,025

					Impact to
					Valuation
	Fair Value		Unobservable	Range/	From Input
Asset Class	at 7/31/19	Valuation Technique	Inputs	Input	Increases
Common Stock	$125,226	Market Comparable Companies	EBITDA Multiple	6.0x	Increase
	$6,470	Market Comparable Companies	EBITDA Multiple	8.1x	Increase
	$60,559	Market Comparable Transaction	Transaction Price	$23.00	Increase
	$1,926	Market Comparable Transaction	Broker Quote	$1.50	Increase
	$38,425	Market Comparable Transaction	Broker Quote	$662.50	Increase
	$232,606
Convertible Preferred Stock	$54,250	Market Comparable Transaction	Broker Quote	$1,550.00	Increase
	$47,022	Market Comparable Companies	EBITDA Multiple	8.1x	Increase
	$101,272
Warrants	$26,025	Market Comparable Transaction	Broker Quote	$15.50	Increase

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2019, were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Stock Fund
Purchases	$61,021,036	$3,171,439	$4,906,214	$12,875,071	$175,383,225
Sales	$62,877,992	$3,834,278	$6,283,925	$8,571,342	$256,558,443

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year Ended 7/31/19:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	1,130,076	117,896	51,836	584,923	1,401,241
Shares issued from reinvestments	581,758	26,967	38,765	131,527	254,068
Shares redeemed	(1,889,047)	(106,746)	(78,806)	(680,562)	(15,087,323)
Net increase (decrease)	(177,213)	38,117	11,795	35,888	(13,432,014)

Class C
Shares sold	162,865	8,408	2,467	78,227	162,320
Shares issued from reinvestments	80,552	3,081	272	20,011	0
Shares redeemed	(256,673)	(11,763)	(1,985)	(168,763)	(1,797,839)
Net increase (decrease)	(13,256)	(274)	754	(70,525)	(1,635,519)

Class I
Shares sold	1,375,479	123,881	19,844	1,075,811	1,814,121
Shares issued from reinvestments	135,523	25,200	994	21,666	80,218
Shares redeemed	(834,981)	(217,250)	(8,012)	(288,457)	(4,979,800)
Net increase (decrease)	676,021	(68,169)	12,826	809,020	(3,085,461)

Period Ended 7/31/18:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	615,954	104,610	25,057	196,232	1,200,919
Shares issued from reinvestments	108,521	4,560	0	75,478	0
Shares redeemed	(1,639,522)	(39,373)	(54,421)	(282,308)	(12,655,249)
Net increase (decrease)	(915,047)	69,797	(29,364)	(10,598)	(11,454,330)

Class C
Shares sold	105,864	6,147	339	21,759	219,137
Shares issued from reinvestments	12,148	510	0	12,665	0
Shares redeemed	(301,274)	(544)	(1,096)	(97,742)	(1,386,296)
Net increase (decrease)	(183,262)	6,113	(757)	(63,318)	(1,167,159)

Class I
Shares sold	616,152	56,713	3,729	103,377	2,734,738
Shares issued from reinvestments	17,330	5,976	0	5,395	0
Shares redeemed	(567,341)	(14,100)	(3,560)	(88,167)	(5,828,207)
Net increase (decrease)	66,141	48,589	169	20,605	(3,093,469)

Year Ended 12/31/17:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	3,235,571	152,980	46,691	248,568	6,270,079
Shares issued from reinvestments	556,988	10,014	42,102	120,018	65,782
Shares redeemed	(3,669,437)	(81,700)	(122,899)	(545,362)	(44,411,374)
Net increase (decrease)	123,122	81,294	(34,106)	(176,776)	(38,075,513)

Class C
Shares sold	570,659	22,657	832	119,496	874,007
Shares issued from reinvestments	77,901	938	209	21,546	0
Shares redeemed	(203,612)	(10,088)	(583)	(140,622)	(2,751,346)
Net increase (decrease)	444,948	13,507	458	420	(1,877,339)

Class I
Shares sold	1,497,044	192,506	9,084	322,665	12,629,137
Shares issued from reinvestments	85,332	10,617	687	5,942	75,541
Shares redeemed	(547,196)	(1,607)	(1,574)	(80,068)	(4,141,731)
Net increase (decrease)	1,035,180	201,516	8,197	248,539	8,562,947

NOTE 6: Income Tax Information

At July 31, 2019, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
	Fund	Fund	Fund	Fund	Fund
Investments at cost	$129,243,041	$5,871,994	$26,972,697	$33,589,671	$213,403,573
Unrealized appreciation	$11,168,604	$153,900	$11,284,793	$1,492,055	$5,821,860
Unrealized depreciation	(5,679,451)	(443,761)	(440,441)	(1,384,636)	(28,366,013)
Net unrealized appreciation*	$5,489,153	$(289,861)	$10,844,352	$107,419	$(22,544,153)
*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.

The tax character of distributions paid was as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Year ended 7/31/19:	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$4,813,575	$465,611	$334,469	$1,643,551	$1,341,283
Capital Gain	6,680,514	98,356	1,727,254	0	0
Return of Capital	0	41,485	0	0	0
Total	$11,494,089	$605,452	$2,061,723	$1,643,551	$1,341,283

Period ended 7/31/18:
Ordinary Income	$2,146,466	$138,431	$0	$923,818	$0

Year ended 12/31/17:
Ordinary Income	$6,843,837	$227,037	$597,288	$1,505,422	$609,684
Capital Gain	5,030,545	43,587	1,816,724	0	0
Return of Capital	125,278	0	25,316	0	228,774
Total	$11,999,660	$270,624	$2,439,328	$1,505,422	$838,458

As of July 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$95,378	$0	$373,817	$25,835	$1,139,567
Undistributed capital gain	4,644,995	0	2,013,031	0	0
Capital loss carryforward	0	0	0	(892,571)	(162,121,425)
Post-October losses deferred^	0	(317,404)	0	0	0
Unrealized appreciation/ (depreciation)*	5,489,153	(289,861)	10,844,352	107,419	(22,544,153)
Total accumulated earnings/(deficit)	$10,229,526	$(607,265)	$13,231,200	$(759,317)	$(183,526,011)
*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to tax deferral of losses on wash sales.
^When a Fund elects to do so, capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.

The Funds’ capital loss carryforward amounts as of July 31, 2019 are as follows:

	High Income Fund	WB/MNA Stock Fund
Non-expiring S-T losses	$0	$91,290,157
Non-expiring L-T losses	892,571	70,831,268
Total	$892,571	$162,121,425

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor. VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After November 29, 2020, the expense limitations may be terminated or revised.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund	1.00%	1.25%	2.00%	1.00%
High Income Fund	0.85%	0.89%	1.64%	0.64%
WB/MNA Stock Fund	0.50%	1.50%	2.00%	1.00%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual total expenses for Class A, C, and I were 0.67%, 1.42, and 0.42%, respectively, of average daily net assets for the year ended July 31, 2019. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 7/31/19			Payable 7/31/19
	Advisory	Waived	Reimb.	Advisory
Dividend Harvest Fund	$969,193	$723,392	$0	$0
Energized Dividend Fund	$47,111	$47,111	$82,740	$0
Growth & Income Fund	$363,823	$246,825	$0	$0
High Income Fund	$277,160	$277,160	$1,552	$0
WB/MNA Stock Fund	$1,266,027	$69,003	$0	$448

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for WB/MNA Stock Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 7/31/19
	Sales Charges	CDSC	Distribution Fees
Dividend Harvest Fund - A	$373,512	$202	$225,911
Dividend Harvest Fund - C	$0	$2,133	$134,446
Energized Dividend Fund - A	$43,736	$0	$7,660
Energized Dividend Fund - C	$0	$0	$3,258
Growth & Income Fund - A	$24,844	$0	$87,260
Growth & Income Fund - C	$0	$15	$0
High Income Fund - A	$65,857	$0	$59,453
High Income Fund - C	$0	$0	$42,445
WB/MNA Stock Fund - A	$159,460	$446	$1,011,345
WB/MNA Stock Fund - C	$0	$1,647	$225,430

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $1,000 per month for each additional share class plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 7/31/19		Payable 7/31/19
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$275,332	$228,915	$9,076	$0
Energized Dividend Fund	$24,834	$56,793	$477	$0
Growth & Income Fund	$92,038	$98,934	$3,652	$0
High Income Fund	$56,731	$93,648	$1,286	$0
WB/MNA Stock Fund	$602,785	$397,150	$50,367	$0

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Board, at a meeting held on August 2, 2019, approved Agreements and Plans of Reorganization (each a “Plan of Reorganization”) and other items relating to action that may take place in the Integrity Funds. A merger with certain funds of the Trust for Professional Managers, including the M.D. Sass Equity Income Plus Fund and the M.D. Sass Short Term U.S. Government Agency Income Fund will be voted on by shareholders of those Funds in the near term. The Plan of Reorganization for the M.D. Sass Equity Income Plus Fund provides for the reorganization of the M.D. Sass Equity Income Plus Fund into the Integrity Dividend Harvest Fund, an existing series of The Integrity Funds, an open-end registered investment management company. The Plan of Reorganization for the M.D. Sass Short Term U.S. Government Agency Income Fund provides for the reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund into a newly created series of The Integrity Funds.

NOTE 10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of July 31, 2019.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of July 31, 2019 had no effect on the Funds' net assets or results of operations.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven
	Year	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$14.24	$14.68	$14.33	$12.23	$12.64	$12.05

Income (loss) from investment operations:
Net investment income (loss)	$0.44	$0.24	$0.41	$0.39	$0.37	$0.36
Net realized and unrealized gain (loss) on investments (1)	0.66	(0.45)	1.16	2.15	(0.24)	1.01
Total from investment operations	$1.10	$(0.21)	$1.57	$2.54	$0.13	$1.37

Less Distributions:
Dividends from net investment income	$(0.43)	$(0.23)	$(0.41)	$(0.39)	$(0.37)	$(0.36)
Distributions from net realized gains	(0.85)	0.00	(0.81)	(0.05)	(0.17)	(0.42)
Total distributions	$(1.28)	$(0.23)	$(1.22)	$(0.44)	$(0.54)	$(0.78)

NET ASSET VALUE, END OF PERIOD	$14.06	$14.24	$14.68	$14.33	$12.23	$12.64

Total Return (excludes any applicable sales charge) #	8.75%	(1.39%)	11.10%	20.94%	1.12%	11.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$91,602	$95,340	$111,696	$107,275	$43,425	$29,645
Ratio of expenses to average net assets after waivers ^ (2)	0.95%	0.95%	0.95%	0.95%	0.85%	0.60%
Ratio of expenses to average net assets before waivers ^	1.51%	1.53%	1.49%	1.55%	1.58%	1.59%
Ratio of net investment income to average net assets ^ (2)	3.17%	2.92%	2.88%	3.26%	3.18%	2.98%
Portfolio turnover rate #	47.71%	23.05%	44.89%	25.56%	38.38%	32.99%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven			Period
	Year	Months	Year	Year	From
	Ended	Ended	Ended	Ended	8/3/15* to
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.15	$14.59	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.34	$0.17	$0.31	$0.31	$0.18
Net realized and unrealized gain (loss) on investments (1)	0.65	(0.44)	1.14	2.11	(0.17)
Total from investment operations	$0.99	$(0.27)	$1.45	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.33)	$(0.17)	$(0.31)	$(0.31)	$(0.18)
Distributions from net realized gains	(0.85)	0.00	(0.81)	(0.05)	(0.17)
Total distributions	$(1.18)	$(0.17)	$(1.12)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$13.96	$14.15	$14.59	$14.26	$12.20

Total Return (excludes any applicable sales charge) #	7.92%	(1.78%)	10.26%	20.01%	0.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$13,637	$14,014	$17,126	$10,392	$692
Ratio of expenses to average net assets after waivers ^ (2)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets before waivers ^	2.26%	2.28%	2.24%	2.30%	2.39%
Ratio of net investment income to average net assets ^ (2)	2.42%	2.17%	2.14%	2.40%	2.48%
Portfolio turnover rate #	47.71%	23.05%	44.89%	25.56%	38.38%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven		Period
	Year	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.25	$14.69	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.48	$0.26	$0.45	$0.22
Net realized and unrealized gain (loss) on investments (1)	0.66	(0.46)	1.16	0.43
Total from investment operations	$1.14	$(0.20)	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.47)	$(0.24)	$(0.45)	$(0.22)
Distributions from net realized gains	(0.85)	0.00	(0.81)	(0.05)
Total distributions	$(1.32)	$(0.24)	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$14.07	$14.25	$14.69	$14.34

Total Return (excludes any applicable sales charge) #	9.01%	(1.26%)	11.37%	4.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$30,794	$21,565	$21,252	$5,904
Ratio of expenses to average net assets after waivers ^ (2)	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets before waivers ^	1.26%	1.28%	1.24%	1.31%
Ratio of net investment income to average net assets ^ (2)	3.42%	3.18%	3.14%	3.22%
Portfolio turnover rate #	47.71%	23.05%	44.89%	25.56%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven		Period
	Year	Months	Year	From
	Ended	Ended	Ended	5/2/16* to
	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.81	$12.43	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.50	$0.27	$0.50	$0.34
Net realized and unrealized gain (loss) on investments (1)	(1.53)	0.37	1.42	1.63
Total from investment operations	$(1.03)	$0.64	$1.92	$1.97

Less Distributions:
Dividends from net investment income	$(0.52)	$(0.26)	$(0.50)	$(0.34)
Distributions from net realized gains	(0.57)	0.00	(0.36)	(0.26)
Return of capital	(0.09)	0.00	0.00	0.00
Total distributions	$(1.18)	$(0.26)	$(0.86)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$10.60	$12.81	$12.43	$11.37

Total Return (excludes any applicable sales charge) #	(7.18%)	5.36%	17.47%	19.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,121	$3,286	$2,321	$1,198
Ratio of expenses to average net assets after waivers ^ (2)	0.67%	0.51%	0.35%	0.17%
Ratio of expenses to average net assets before waivers ^	2.75%	2.48%	4.49%	8.39%
Ratio of net investment income to average net assets ^ (2)(3)	4.45%	3.89%	5.12%	5.13%
Portfolio turnover rate #	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, and 0.38% for the periods ended 12/30/16, 12/31/17, 7/31/18, and 7/31/19, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven		Period
	Year	Months	Year	From
	Ended	Ended	Ended	5/2/16* to
	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.77	$12.40	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.42	$0.22	$0.43	$0.29
Net realized and unrealized gain (loss) on investments (1)	(1.53)	0.37	1.40	1.62
Total from investment operations	$(1.11)	$0.59	$1.83	$1.91

Less Distributions:
Dividends from net investment income	$(0.44)	$(0.22)	$(0.43)	$(0.29)
Distributions from net realized gains	(0.57)	0.00	(0.36)	(0.26)
Return of capital	(0.09)	0.00	0.00	0.00
Total distributions	$(1.10)	$(0.22)	$(0.79)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$10.56	$12.77	$12.40	$11.36

Total Return (excludes any applicable sales charge) #	(7.94%)	4.90%	16.64%	19.300%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$311	$379	$292	$114
Ratio of expenses to average net assets after waivers ^ (2)	1.42%	1.25%	1.10%	0.91%
Ratio of expenses to average net assets before waivers ^	3.51%	3.22%	5.17%	12.55%
Ratio of net investment income to average net assets ^ (2)(3)	3.70%	3.16%	5.03%	4.14%
Portfolio turnover rate #	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, and 0.38% for the periods ended 12/30/16, 12/31/17, 7/31/18, and 7/31/19, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven		Period
	Year	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$12.82	$12.43	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.54	$0.29	$0.53	$0.27
Net realized and unrealized gain (loss) on investments (1)	(1.55)	0.38	1.42	1.68
Total from investment operations	$(1.01)	$0.67	$1.95	$1.95

Less Distributions:
Dividends from net investment income	$(0.55)	$(0.28)	$(0.53)	$(0.27)
Distributions from net realized gains	(0.57)	0.00	(0.36)	(0.26)
Return of capital	(0.09)	0.00	0.00	0.00
Total distributions	$(1.21)	$(0.28)	$(0.89)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$10.60	$12.82	$12.43	$11.37

Total Return (excludes any applicable sales charge) #	(7.02%)	5.57%	17.74%	19.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,297	$3,651	$2,938	$395
Ratio of expenses to average net assets after waivers ^ (2)	0.42%	0.25%	0.10%	0.00%
Ratio of expenses to average net assets before waivers ^	2.46%	2.23%	3.72%	5.54%
Ratio of net investment income to average net assets ^ (2)(3)	4.70%	4.16%	11.66%	6.90%
Portfolio turnover rate #	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, and 0.38% for the periods ended 12/30/16, 12/31/17, 7/31/18, and 7/31/19, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven
	Year	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$56.62	$53.51	$48.38	$45.07	$47.03	$49.05

Income (loss) from investment operations:
Net investment income (loss)	$0.62	$0.27	$0.58	$0.71	$0.35	$0.32
Net realized and unrealized gain (loss) on investments (1)	5.57	2.84	8.46	3.72	(1.33)	2.71
Total from investment operations	$6.19	$3.11	$9.04	$4.43	$(0.98)	$3.03

Less Distributions:
Dividends from net investment income	$(0.32)	$0.00	$(0.58)	$(0.71)	$(0.35)	$(0.32)
Distributions from net realized gains	(2.94)	0.00	(3.33)	(0.41)	(0.63)	(4.73)
Total distributions	$(3.26)	$0.00	$(3.91)	$(1.12)	$(0.98)	$(5.05)

NET ASSET VALUE, END OF PERIOD	$59.55	$56.62	$53.51	$48.38	$45.07	$47.03

Total Return (excludes any applicable sales charge) #	12.21%	5.81%	18.68%	9.81%	(2.10%)	6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$37,464	$34,948	$34,600	$32,933	$35,689	$36,187
Ratio of expenses to average net assets after waivers ^ (2)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waivers ^	1.93%	1.93%	1.95%	1.92%	1.84%	1.80%
Ratio of net investment income to average net assets ^ (2)	1.11%	0.85%	1.07%	1.40%	0.77%	0.64%
Portfolio turnover rate #	14.11%	5.99%	32.42%	50.94%	49.88%	73.25%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven			Period
	Year	Months	Year	Year	From
	Ended	Ended	Ended	Ended	8/3/15* to
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$56.45	$53.49	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.75	$0.12	$0.17	$0.37	$0.27
Net realized and unrealized gain (loss) on investments (1)	5.14	2.84	8.44	3.78	(3.86)
Total from investment operations	$5.89	$2.96	$8.61	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.45)	$0.00	$(0.17)	$(0.37)	$(0.27)
Distributions from net realized gains	(2.94)	0.00	(3.33)	(0.41)	(0.63)
Total distributions	$(3.39)	$0.00	$(3.50)	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$58.95	$56.45	$53.49	$48.38	$45.01

Total Return (excludes any applicable sales charge) #	11.74%	5.53%	17.79%	9.18%	(7.25%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$248	$195	$225	$182	$168
Ratio of expenses to average net assets after waivers ^ (2)	1.68%	1.70%	2.00%	2.00%	2.00%
Ratio of expenses to average net assets before waivers ^	1.68%	1.74%	2.70%	2.68%	2.66%
Ratio of net investment income (loss) to average net assets ^ (2)	1.36%	0.39%	0.33%	0.64%	(0.01%)
Portfolio turnover rate #	14.11%	5.99%	32.42%	50.94%	49.88%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven		Period
	Year	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$56.68	$53.49	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.76	$0.34	$0.72	$0.80
Net realized and unrealized gain (loss) on investments (1)	5.58	2.85	8.46	0.66
Total from investment operations	$6.34	$3.19	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$(0.47)	$0.00	$(0.72)	$(0.80)
Distributions from net realized gains	(2.94)	0.00	(3.33)	(0.41)
Total distributions	$(3.41)	$0.00	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$59.61	$56.68	$53.49	$48.36

Total Return (excludes any applicable sales charge) #	12.51%	5.96%	18.96%	3.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,544	$741	$690	$228
Ratio of expenses to average net assets after waivers ^ (2)	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waivers ^	1.68%	1.68%	1.69%	1.70%
Ratio of net investment income to average net assets ^ (2)	1.36%	1.08%	1.30%	1.50%
Portfolio turnover rate #	14.11%	5.99%	32.42%	50.94%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven
	Year	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.80	$7.66	$7.03	$7.75	$8.02

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.23	$0.37	$0.39	$0.40	$0.42
Net realized and unrealized gain (loss) on investments (1)	0.11	(0.14)	0.14	0.63	(0.72)	(0.27)
Total from investment operations	$0.50	$0.09	$0.51	$1.02	$(0.32)	$0.15

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.23)	$(0.37)	$(0.39)	$(0.40)	$(0.42)
Total distributions	$(0.39)	$(0.23)	$(0.37)	$(0.39)	$(0.40)	$(0.42)

NET ASSET VALUE, END OF PERIOD	$7.77	$7.66	$7.80	$7.66	$7.03	$7.75

Total Return (excludes any applicable sales charge) #	6.74%	1.21%	6.78%	14.90%	(4.43%)	1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,704	$24,099	$24,628	$25,524	$24,338	$28,221
Ratio of expenses to average net assets after waivers ^ (2)	0.89%	0.89%	1.13%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers ^	1.74%	1.73%	1.71%	1.72%	1.66%	1.63%
Ratio of net investment income to average net assets ^ (2)	5.10%	5.18%	4.80%	5.34%	5.20%	5.25%
Portfolio turnover rate #	28.24%	16.50%	29.22%	27.61%	40.85%	34.86%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven
	Year	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$7.68	$7.82	$7.68	$7.05	$7.77	$8.04

Income (loss) from investment operations:
Net investment income (loss)	$0.33	$0.20	$0.31	$0.34	$0.34	$0.36
Net realized and unrealized gain (loss) on investments (1)	0.10	(0.14)	0.14	0.63	(0.72)	(0.27)
Total from investment operations	$0.43	$0.06	$0.45	$0.97	$(0.38)	$0.09

Less Distributions:
Dividends from net investment income	$(0.33)	$(0.20)	$(0.31)	$(0.34)	$(0.34)	$(0.36)
Total distributions	$(0.33)	$(0.20)	$(0.31)	$(0.34)	$(0.34)	$(0.36)

NET ASSET VALUE, END OF PERIOD	$7.78	$7.68	$7.82	$7.68	$7.05	$7.77

Total Return (excludes any applicable sales charge) #	5.81%	0.78%	5.98%	14.02%	(5.12%)	1.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$4,329	$4,813	$5,397	$5,293	$5,670	$9,343
Ratio of expenses to average net assets after waivers ^ (2)	1.64%	1.64%	1.88%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets before waivers ^	2.49%	2.48%	2.46%	2.47%	2.40%	2.38%
Ratio of net investment income to average net assets ^ (2)	4.35%	4.43%	4.03%	4.59%	4.43%	4.51%
Portfolio turnover rate #	28.24%	16.50%	29.22%	27.61%	40.85%	34.86%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven		Period
	Year	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.80	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.41	$0.24	$0.39	$0.16
Net realized and unrealized gain (loss) on investments (1)	0.10	(0.14)	0.15	0.13
Total from investment operations	$0.51	$0.10	$0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.41)	$(0.24)	$(0.39)	$(0.16)
Total distributions	$(0.41)	$(0.24)	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.76	$7.66	$7.80	$7.65

Total Return (excludes any applicable sales charge) #	6.87%	1.36%	7.19%	3.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,023	$2,709	$2,598	$648
Ratio of expenses to average net assets after waivers ^ (2)	0.64%	0.64%	0.87%	0.90%
Ratio of expenses to average net assets before waivers ^	1.49%	1.48%	1.46%	1.49%
Ratio of net investment income to average net assets ^ (2)	5.35%	5.43%	5.04%	5.18%
Portfolio turnover rate #	28.24%	16.50%	29.22%	27.61%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven
	Year	Months	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.60	$5.48	$5.93	$4.31	$5.80	$6.84

Income (loss) from investment operations:
Net investment income (loss)	$0.04	$0.01	$0.01	$0.01	$0.03	$0.00
Net realized and unrealized gain (loss) on investments (1)	(1.34)	0.11	(0.45)	1.62	(1.49)	(0.78)
Total from investment operations	$(1.30)	$0.12	$(0.44)	$1.63	$(1.46)	$(0.78)

Less Distributions:
Dividends from net investment income	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.26)
Total distributions	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$4.28	$5.60	$5.48	$5.93	$4.31	$5.80

Total Return (excludes any applicable sales charge) #	(23.11%)	2.19%	(7.48%)	37.82%	(25.16%)	(11.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$158,438	$282,793	$339,385	$592,629	$490,052	$757,507
Ratio of expenses to average net assets after waivers ^ (2)	1.50%	1.49%	1.47%	1.46%	1.44%	1.39%
Ratio of expenses to average net assets before waivers ^	1.53%	1.49%	1.47%	1.47%	1.44%	1.39%
Ratio of net investment income (loss) to average net assets ^ (2)	0.79%	0.19%	0.15%	0.17%	0.52%	(0.02%)
Portfolio turnover rate #	70.73%	43.01%	41.31%	55.17%	63.76%	67.68%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven				Period
	Year	Months	Year	Year	Year	From
	Ended	Ended	Ended	Ended	Ended	5/1/14* to
	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.53	$5.43	$5.89	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	0.01	$(0.01)	$(0.02)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments(1)	(1.31)	0.11	(0.44)	1.61	(1.49)	(1.39)
Total from investment operations	$(1.30)	$0.10	$(0.46)	$1.59	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	0.00	$0.00	$0.00	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	(0.26)
Total distributions	$0.00	$0.00	$0.00	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$4.23	$5.53	$5.43	$5.89	$4.30	$5.79

Total Return (excludes any applicable sales charge) #	(23.51%)	1.84%	(7.81%)	36.98%	(25.52%)	(18.82%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$17,463	$31,899	$37,629	$51,909	$38,170	$30,809
Ratio of expenses to average net assets after waivers ^(2)	2.00%	1.99%	1.97%	1.96%	1.94%	1.89%
Ratio of expenses to average net assets before waivers ^	2.03%	1.99%	1.97%	1.97%	1.94%	1.89%
Ratio of net investment income (loss) to average net assets ^ (2)	0.29%	(0.32%)	(0.34%)	(0.33%)	0.03%	(0.52%)
Portfolio turnover rate #	70.73%	43.01%	41.31%	55.17%	63.76%	67.68%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Seven		Period
	Year	Months	Year	From
	Ended	Ended	Ended	8/1/16* to
	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$5.60	$5.47	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.06	$0.02	$0.04	$0.03
Net realized and unrealized gain (loss) on investments(1)	(1.35)	0.11	(0.45)	1.19
Total from investment operations	$(1.29)	$0.13	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$(0.05)	$0.00	$(0.04)	$(0.03)
Returns of capital	0.00	0.00	0.00	(0.01)
Total distributions	$(0.05)	$0.00	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$4.26	$5.60	$5.47	$5.92

Total Return (excludes any applicable sales charge) #	(22.84%)	2.38%	(6.92%)	25.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$20,898	$44,757	$60,562	$14,891
Ratio of expenses to average net assets after waivers ^ (2)	1.00%	0.99%	0.97%	0.97%
Ratio of expenses to average net assets before waivers ^	1.03%	0.99%	0.97%	0.97%
Ratio of net investment income to average net assets ^ (2)	1.29%	0.69%	0.71%	0.67%
Portfolio turnover rate #	70.73%	43.01%	41.31%	55.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising Integrity Dividend Harvest Fund, Integrity Energized Dividend Fund, Integrity Growth & Income Fund, Integrity High Income Fund, and Williston Basin/Mid- North America Stock Fund (the “Funds”), as of July 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 2019, the seven months ended July 31, 2018, and the year ended December 31, 2017, including the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2019, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Viking Fund Management since 2009.

COHEN & COMPANY, LTD.

Chicago, Illinois

September 30, 2019

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		1/31/19	7/31/19	Period*	Ratio
Integrity Dividend Harvest Fund	Actual - Class A	$1,000.00	$1,000.79	$4.71	0.95%
	Actual - Class C	$1,000.00	$1,000.75	$8.43	1.70%
	Actual - Class I	$1,000.00	$1,000.80	$3.47	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.08	$4.76	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.36	$8.50	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.32	$3.51	0.70%
Integrity Energized Dividend Fund	Actual - Class A	$1,000.00	$1,000.17	$3.32	0.67%
	Actual - Class C	$1,000.00	$1,000.12	$7.04	1.42%
	Actual - Class I	$1,000.00	$1,000.18	$2.08	0.42%
	Hypothetical - Class A	$1,000.00	$1,021.47	$3.36	0.67%
	Hypothetical - Class C	$1,000.00	$1,017.75	$7.10	1.42%
	Hypothetical - Class I	$1,000.00	$1,022.71	$2.11	0.42%
Integrity Growth & Income Fund	Actual - Class A	$1,000.00	$1,001.39	$6.20	1.25%
	Actual - Class C	$1,000.00	$1,001.36	$8.34	1.68%
	Actual - Class I	$1,000.00	$1,001.40	$4.96	1.00%
	Hypothetical - Class A	$1,000.00	$1,018.60	$6.26	1.25%
	Hypothetical - Class C	$1,000.00	$1,016.46	$8.40	1.68%
	Hypothetical - Class I	$1,000.00	$1,019.84	$5.01	1.00%
Integrity High Income Fund	Actual - Class A	$1,000.00	$1,000.54	$4.41	0.89%
	Actual - Class C	$1,000.00	$1,000.50	$8.13	1.64%
	Actual - Class I	$1,000.00	$1,000.55	$3.17	0.64%
	Hypothetical - Class A	$1,000.00	$1,020.38	$4.46	0.89%
	Hypothetical - Class C	$1,000.00	$1,016.66	$8.20	1.64%
	Hypothetical - Class I	$1,000.00	$1,021.62	$3.21	0.64%
Williston Basin/Mid- North America Stock Fund	Actual - Class A	$1,000.00	$999.84	$7.44	1.50%
	Actual - Class C	$1,000.00	$999.81	$9.92	2.00%
	Actual - Class I	$1,000.00	$999.84	$4.96	1.00%
	Hypothetical - Class A	$1,000.00	$1,017.36	$7.50	1.50%
	Hypothetical - Class C	$1,000.00	$1,014.88	$9.99	2.00%
	Hypothetical - Class I	$1,000.00	$1,019.84	$5.01	1.00%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 181 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the six series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of The Integrity Funds and the six series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 11 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2018), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Trustee: Integrity Managed Portfolios (1999 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, Minot Community Land Trust

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Trustee: Integrity Managed Portfolios (2006 to 2018), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Not Applicable

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Manager (2008 to 2017) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Managed Portfolios (2008 to 2018), The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•         Social Security number, name, address

•         Account balance, transaction history, account transactions

•         Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

•         train employees on privacy, information security and protection of client information.

•         limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•         open an account or seek financial or tax advice

•         provide account information or give us your contact information

•         make a wire transfer

•         We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•         sharing for affiliates’ everyday business purposes-information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies

•         The Integrity Funds

•         Viking Mutual Funds

•         Corridor Investors, LLC

•         Viking Fund Management, LLC

•         Integrity Funds Distributor, LLC

•         Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

•         The Integrity Funds

•         Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $71,546 for the year ended July 31, 2019, $37,306 for the seven months ended July 31, 2018, and $64,600 for the year ended December 31, 2017.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended July 31, 2019, $0 for the seven months ended July 31, 2018, and $0 for the year ended December 31, 2017.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $12,500 for the year ended July 31, 2019, $12,500 for the seven months ended July 31, 2018, and $12,500 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 3, 2019

By: /s/ Adam Forthun
Adam Forthun
Treasurer

October 3, 2019